UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 21411

Eaton Vance Senior Floating Rate Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Annual Report October 31, 2008

EATON VANCE
SENIOR
FLOATING-RATE
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Scott H. Page, CFA Co-Portfolio Manager

Peter M. Campo, CFA Co-Portfolio Manager

Craig P. Russ Co-Portfolio Manager

Economic and Market Conditions

•

During the year ended October 31, 2008, credit markets experienced unprecedented volatility, and the bank loan market was no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which in turn, caused the world economy to slip into recession. The year was a rollercoaster for the loan market and for the Trust. The total return for the S&P/LSTA Leveraged Loan Index (the Index) through the first nine months of the fiscal year was -2.91%, disappointing, but, given the environment, not especially bad compared to other markets. However, September 2008 brought a series of events that rattled the markets more deeply: the bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, Inc. and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. In the Trust’s fiscal fourth quarter, the Index declined -18.66%, by far its worst quarterly showing ever. The average loan price in the Trust was 71.8% of par at October 31, 2008. Although statistics vary with respect to recovery rates of loans in default, the historical rate has been approximately 70% of par. As such, bank loan prices at year-end were approaching levels that implied near universal default. At year-end, 1.4% of the Trust was in default versus 2.0% for the Index.

•

While there is little doubt that a recession would bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, thus implying a near 100% default rate. The most compelling, albeit obvious, explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that typically make markets in bank loans were hesitant to own loans, making trading more volatile. Later in the period, there were signs that many institutional investors were attracted to the asset class by record low loan prices. However, selling outweighed buying, pushing loan

Management Discussion

•

The Trust is a closed-end fund and trades on the New York Stock Exchange under the symbol “EFR”. The Trust’s investment objective is to provide a high level of current income. As a secondary objective, it may also seek preservation of capital to the extent consistent with its primary goal of high current income. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-

Eaton Vance Senior Floating-Rate Trust

Total Return Performance 10/31/07 - 10/31/08

NYSE Symbol	EFR
At Net Asset Value (NAV)(1)	-37.33%
At Share Price(1)	-35.90%
S&P/LSTA Leveraged Loan Index(2)	-21.02%

Premium/Discount to NAV as of 10/31/08		-6.97%
Total Distributions per common share		$1.261
Distribution Rate(3)	At NAV	11.54%
	At Share Price	12.41%

Please refer to page 3 for additional performance information.

(1)

Performance results reflect the effects of leverage. (2) It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage. (3) The Distribution Rate is based on the Trust’s most recent monthly distribution per share (annualized) divided by the Trust’s NAV or share price at the end of the period. The Trust’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

rate loans (“senior loans”). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Trust may also invest in second lien loans and high yield bonds, and, as discussed below, employs leverage, which may increase risk.

•

At October 31, 2008, the Trust’s investments included senior loans to 420 borrowers spanning 39 industries, with an average loan size of 0.22% of total investments, and no industry constituting more than 10% of total investments. Healthcare, business equipment and services, leisure goods/activities/movies, chemicals and plastics, and cable and satellite television were the top industry weightings.

•	The Trust continues to have less than 1% exposure to home builders. The Trust did not have any exposure to subprime or prime mortgage lenders during the fiscal year ended October 31, 2008.

•

The Trust’s performance for the year ended October 31, 2008 was negatively impacted by the issues affecting the broader market, as discussed in the previous section, “Economic and Market Conditions.” The impact of leverage accounted for the Trust’s underperformance relative to the Index. In addition, the Trust had an investment of approximately 10% in European loans. Loan prices in Europe have underperformed relative to their U.S. counterparts.

•

As of October 31, 2008, the Trust had outstanding leverage of approximately 45.5% of its total net assets.(1) The Trust’ leverage consists of auction preferred shares issued by the Trust (“APS”) and borrowings under a revolving credit and security agreement with conduit lenders and a bank. Pursuant to applicable law and provisions of the Trust’s governing documents relating to the use of leverage, the Trust may not declare dividends or other distributions on common shares if it does not maintain asset coverage in certain prescribed amounts. As the result of sharp declines in the value of the Trust’s investments in recent months, the Trust sold investments to reduce outstanding leverage and maintain the required asset coverage. During the year ended October 31, 2008, the Trust’s outstanding borrowings were reduced by approximately $108 million for this reason. If credit markets remain volatile, additional actions may be required to maintain the Trust’s asset coverage, including additional sales of investments and possibly a reduction in dividend payment rates. In the event of an improvement in asset coverage, the Trust has the ability to increase borrowings under the revolving credit and security agreement.

(1)	In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares and borrowings.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Senior Floating-Rate Trust a s of October 31, 2008

FUND PERFORMANCE

Trust performance (1)

New York Stock Exchange Symbol	EFR
Average Annual Total Return (by share price, NYSE)
One Year	-35.90%
Life of Trust (11/28/03)	-6.38

Average Annual Total Return (at net asset value)
One Year	-37.33%
Life of Trust (11/28/03)	-5.00

(1) Performance results reflect the effects of leverage.

Portfolio Composition

Top Ten Holdings(2)

By total investments

Sungard Data Systems, Inc.	1.1%
Community Health Systems, Inc.	1.0
PanAmSat Corp.	1.0
WMG Acquisition Corp.	0.9
Georgia-Pacific Corp.	0.9
Rite Aid Corp.	0.9
CEVA Group PLC U.S.	0.9
Graphic Packaging International, Inc.	0.8
UPC Broadband Holding B.V.	0.8
HCA, Inc.	0.8

(2) Reflects the Trust’s investments as of 10/31/08. Holdings are shown as a percentage of the Trust’s total investments.

Top Five industries(3)

By total investments

Healthcare	9.6%
Business Equipment and Services	7.0
Leisure Goods/Activities/Movies	6.6
Chemicals and Plastics	6.4
Cable and Satellite Television	5.8

(3) Reflects the Trust’s investments as of 10/31/08. Industries are shown as a percentage of the Trust’s total investments.

Credit Quality Ratings for Total Loan investments(4)

By total loan investments

Baa	1.3%
Ba	49.3
B	33.3
Caa	4.3
Non-Rated(5)	11.8

(4)

Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Trust’s total loan investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(5)

Certain loans in which the Trust invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 166.8%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 3.7%
	ACTS Aero Technical Support & Service, Inc.
	709,366	Term Loan, 7.89%, Maturing October 5, 2014	$344,043
	AWAS Capital, Inc.
	874,379	Term Loan, 5.00%, Maturing March 22, 2013	625,181
	Colt Defense, LLC
	981,420	Term Loan, 7.18%, Maturing July 9, 2014	770,414
	DAE Aviation Holdings, Inc.
	411,613	Term Loan, 7.17%, Maturing July 31, 2014	306,652
	416,490	Term Loan, 7.37%, Maturing July 31, 2014	310,285
	Evergreen International Aviation
	1,384,287	Term Loan, 9.00%, Maturing October 31, 2011	1,055,519
	Hawker Beechcraft Acquisition
	200,822	Term Loan, 5.76%, Maturing March 26, 2014	130,391
	3,428,693	Term Loan, 5.76%, Maturing March 26, 2014	2,226,202
	Hexcel Corp.
	820,506	Term Loan, 5.25%, Maturing March 1, 2012	730,251
	IAP Worldwide Services, Inc.
	880,397	Term Loan, 9.06%, Maturing December 30, 2012	589,866
	Spirit AeroSystems, Inc.
	1,597,557	Term Loan, 6.50%, Maturing December 31, 2011	1,361,917
	TransDigm, Inc.
	1,625,000	Term Loan, 5.21%, Maturing June 23, 2013	1,245,156
	Vought Aircraft Industries, Inc.
	2,107,882	Term Loan, 5.62%, Maturing December 17, 2011	1,675,766
	498,825	Term Loan, 7.50%, Maturing December 22, 2011	409,036
	Wesco Aircraft Hardware Corp.
	1,142,688	Term Loan, 5.37%, Maturing September 29, 2013	908,437
			$12,689,116
	Air Transport — 0.9%
	Airport Development and Investment, Ltd.
GBP	782,900	Term Loan - Second Lien, 10.05%, Maturing April 7, 2011	$781,175
	Delta Air Lines, Inc.
	1,185,000	Term Loan - Second Lien, 6.25%, Maturing April 30, 2014	681,375
	Northwest Airlines, Inc.
	1,916,833	DIP Loan, 5.00%, Maturing August 21, 2009	1,559,822
			$3,022,372

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive — 7.7%
	Accuride Corp.
	1,957,967	Term Loan, 7.31%, Maturing January 31, 2012	$1,483,160
	Adesa, Inc.
	4,043,805	Term Loan, 6.02%, Maturing October 18, 2013	2,692,499
	Affina Group, Inc.
	1,370,985	Term Loan, 6.42%, Maturing November 30, 2011	980,254
	Allison Transmission, Inc.
	2,921,613	Term Loan, 5.67%, Maturing September 30, 2014	2,006,523
	AxleTech International Holding, Inc.
	1,750,000	Term Loan - Second Lien, 10.39%, Maturing April 21, 2013	1,373,750
	Chrysler Financial
	2,486,212	Term Loan, 6.82%, Maturing August 1, 2014	1,705,126
	CSA Acquisition Corp.
	355,674	Term Loan, 6.31%, Maturing December 23, 2011	248,083
	888,684	Term Loan, 6.31%, Maturing December 23, 2011	619,857
	486,250	Term Loan, 6.31%, Maturing December 23, 2012	357,394
	Dayco Products, LLC
	1,749,713	Term Loan, 8.01%, Maturing June 21, 2011	594,902
	Delphi Corp.
	138,644	DIP Loan, 8.50%, Maturing December 31, 2008	88,039
	1,361,357	DIP Loan, 8.50%, Maturing December 31, 2008	864,461
	Federal-Mogul Corp.
	1,500,168	Term Loan, 5.48%, Maturing December 27, 2014	913,227
	3,151,399	Term Loan, 6.12%, Maturing December 27, 2015	1,918,414
	Ford Motor Co.
	1,743,938	Term Loan, 7.59%, Maturing December 15, 2013	969,130
	General Motors Corp.
	3,397,025	Term Loan, 5.80%, Maturing November 29, 2013	1,878,555
	Goodyear Tire & Rubber Co.
	2,400,000	Term Loan - Second Lien, 4.78%, Maturing April 30, 2010	1,708,001
	HLI Operating Co., Inc.
EUR	109,091	Term Loan, 4.87%, Maturing May 30, 2014	119,576
EUR	1,867,273	Term Loan, 7.67%, Maturing May 30, 2014	1,856,347
	Keystone Automotive Operations, Inc.
	1,337,055	Term Loan, 7.15%, Maturing January 12, 2012	768,807
	LKQ Corp.
	963,752	Term Loan, 6.77%, Maturing October 12, 2014	799,914
	TriMas Corp.
	234,375	Term Loan, 4.88%, Maturing August 2, 2011	178,125
	1,990,236	Term Loan, 5.63%, Maturing August 2, 2013	1,512,580
	United Components, Inc.
	1,137,153	Term Loan, 4.81%, Maturing June 30, 2010	865,658
			$26,502,382

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Beverage and Tobacco — 0.1%
	Culligan International Co.
EUR	975,000	Term Loan - Second Lien, 9.78%, Maturing May 31, 2013	$248,537
			$248,537
	Brokers, Dealers and Investment Houses — 0.2%
	AmeriTrade Holding Corp.
	730,172	Term Loan, 4.50%, Maturing December 31, 2012	$610,607
			$610,607
	Building and Development — 4.9%
	Beacon Sales Acquisition, Inc.
	1,176,000	Term Loan, 6.02%, Maturing September 30, 2013	$882,000
	Brickman Group Holdings, Inc.
	1,206,625	Term Loan, 5.12%, Maturing January 23, 2014	947,201
	Capital Automotive (REIT)
	1,232,598	Term Loan, 5.47%, Maturing December 16, 2010	785,165
	Epco/Fantome, LLC
	1,403,000	Term Loan, 5.80%, Maturing November 23, 2010	1,318,820
	Forestar USA Real Estate Group, Inc.
	1,550,000	Revolver Loan, 5.97%, Maturing December 1, 2010(2)	1,457,000
	1,550,000	Term Loan, 7.48%, Maturing December 1, 2010	1,519,000
	Hovstone Holdings, LLC
	894,412	Term Loan, 6.75%, Maturing February 28, 2009	587,092
	LNR Property Corp.
	1,144,000	Term Loan, 6.04%, Maturing July 3, 2011	626,340
	Metroflag BP, LLC
	500,000	Term Loan - Second Lien, 14.00%, Maturing January 2, 2009	225,000
	Mueller Water Products, Inc.
	1,771,286	Term Loan, 5.22%, Maturing May 24, 2014	1,363,890
	NCI Building Systems, Inc.
	553,061	Term Loan, 5.42%, Maturing June 18, 2010	470,102
	November 2005 Land Investors
	304,148	Term Loan, 7.12%, Maturing May 9, 2011	220,507
	Panolam Industries Holdings, Inc.
	1,000,288	Term Loan, 6.51%, Maturing September 30, 2012	860,248
	Re/Max International, Inc.
	686,972	Term Loan, 7.52%, Maturing December 17, 2012	549,578
	492,679	Term Loan, 11.52%, Maturing December 17, 2012	394,143
	South Edge, LLC
	787,500	Term Loan, 6.25%, Maturing October 31, 2009(3)	127,969
	TRU 2005 RE Holding Co.
	4,600,000	Term Loan, 6.72%, Maturing December 9, 2008	3,361,832

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	United Subcontractors, Inc.
	829,862	Term Loan - Second Lien, 12.42%, Maturing June 27, 2013(4)	$315,347
	Wintergames Acquisition ULC
	886,100	Term Loan, 10.74%, Maturing April 24, 2009	655,626
			$16,666,860
	Business Equipment and Services — 12.2%
	ACCO Brands Corp.
	1,017,825	Term Loan, 5.21%, Maturing August 17, 2012	$712,477
	Activant Solutions, Inc.
	1,179,559	Term Loan, 6.07%, Maturing May 1, 2013	790,304
	Affiliated Computer Services
	802,312	Term Loan, 5.26%, Maturing March 20, 2013	679,458
	1,126,063	Term Loan, 5.81%, Maturing March 20, 2013	953,634
	Affinion Group, Inc.
	2,402,406	Term Loan, 5.32%, Maturing October 17, 2012	1,915,919
	Allied Barton Security Service
	1,000,000	Term Loan, 7.75%, Maturing February 21, 2015	892,500
	Education Management, LLC
	4,678,583	Term Loan, 5.56%, Maturing June 1, 2013	3,298,401
	Info USA, Inc.
	607,922	Term Loan, 5.77%, Maturing February 14, 2012	534,971
	Intergraph Corp.
	1,000,000	Term Loan, 4.81%, Maturing May 29, 2014	780,000
	1,000,000	Term Loan - Second Lien, 8.81%, Maturing November 29, 2014	777,500
	iPayment, Inc.
	2,639,164	Term Loan, 5.70%, Maturing May 10, 2013	2,045,352
	ista International GmbH
EUR	1,063,683	Term Loan, 7.12%, Maturing May 14, 2015	781,232
EUR	211,317	Term Loan, 7.12%, Maturing May 14, 2015	155,204
	Kronos, Inc.
	1,078,393	Term Loan, 6.01%, Maturing June 11, 2014	738,699
	Language Line, Inc.
	2,011,655	Term Loan, 7.02%, Maturing June 11, 2011	1,699,849
	Mitchell International, Inc.
	1,000,000	Term Loan - Second Lien, 9.06%, Maturing March 28, 2015	810,000
	N.E.W. Holdings I, LLC
	1,981,955	Term Loan, 5.89%, Maturing May 22, 2014	1,531,060
	Protection One, Inc.
	895,965	Term Loan, 5.42%, Maturing March 31, 2012	725,732
	Quantum Corp.
	265,625	Term Loan, 7.26%, Maturing July 12, 2014	231,094

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Quintiles Transnational Corp.
	1,700,000	Term Loan - Second Lien, 7.77%, Maturing March 31, 2014	$1,232,500
Sabre, Inc.
	6,057,297	Term Loan, 5.25%, Maturing September 30, 2014	3,509,864
Serena Software, Inc.
	480,000	Term Loan, 5.50%, Maturing March 10, 2013	414,000
Sitel (Client Logic)
	1,866,855	Term Loan, 6.51%, Maturing January 29, 2014	1,120,113
Solera Holdings, LLC
EUR	744,054	Term Loan, 6.70%, Maturing May 15, 2014	711,250
SunGard Data Systems, Inc.
	9,177,689	Term Loan, 4.55%, Maturing February 11, 2013	7,073,373
TDS Investor Corp.
	2,345,107	Term Loan, 6.01%, Maturing August 23, 2013	1,457,317
	269,897	Term Loan, 6.01%, Maturing August 23, 2013	167,722
EUR	1,054,228	Term Loan, 7.39%, Maturing August 23, 2013	846,509
Transaction Network Services, Inc.
	558,888	Term Loan, 4.80%, Maturing May 4, 2012	482,041
Valassis Communications, Inc.
	464,043	Term Loan, 5.52%, Maturing March 2, 2014	326,377
	1,808,629	Term Loan, 5.52%, Maturing March 2, 2014	1,272,068
VWR International, Inc.
	1,625,000	Term Loan, 5.67%, Maturing June 28, 2013	1,134,791
WAM Acquisition, S.A.
EUR	245,946	Term Loan, 7.09%, Maturing May 4, 2014	180,441
EUR	148,939	Term Loan, 7.09%, Maturing May 4, 2014	109,271
EUR	245,946	Term Loan, 7.59%, Maturing May 4, 2015	180,441
EUR	148,939	Term Loan, 7.59%, Maturing May 4, 2015	109,271
West Corp.
	2,389,754	Term Loan, 5.73%, Maturing October 24, 2013	1,547,366
			$41,928,101
Cable and Satellite Television — 10.4%
Atlantic Broadband Finance, LLC
	4,198,301	Term Loan, 6.02%, Maturing February 10, 2011	$3,841,445
Bragg Communications, Inc.
	2,128,500	Term Loan, 5.31%, Maturing August 31, 2014	1,862,437
Bresnan Broadband Holdings, LLC
	500,000	Term Loan, 6.06%, Maturing March 29, 2014	396,666
	1,200,000	Term Loan - Second Lien, 7.60%, Maturing March 29, 2014	846,000

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Cequel Communications, LLC
	496,222	Term Loan, 6.21%, Maturing November 5, 2013	$367,962
	1,550,000	Term Loan - Second Lien, 7.30%, Maturing May 5, 2014	992,000
	3,695,326	Term Loan - Second Lien, 8.80%, Maturing May 5, 2014	2,420,439
Charter Communications Operating, Inc.
	2,387,595	Term Loan, 5.31%, Maturing April 28, 2013	1,797,785
CSC Holdings, Inc.
	2,952,670	Term Loan, 4.57%, Maturing March 29, 2013	2,566,715
CW Media Holdings, Inc.
	618,750	Term Loan, 7.01%, Maturing February 15, 2015	495,000
Foxco Acquisition Sub., LLC
	650,000	Term Loan, 7.25%, Maturing July 2, 2015	513,500
Insight Midwest Holdings, LLC
	3,594,375	Term Loan, 5.93%, Maturing April 6, 2014	2,845,548
Mediacom Broadband Group
	5,792,280	Term Loan, 3.89%, Maturing January 31, 2015	4,213,883
Mediacom Illinois, LLC
	3,730,954	Term Loan, 3.64%, Maturing January 31, 2015	2,683,179
NTL Investment Holdings, Ltd.
GBP	1,200,000	Term Loan, Maturing March 30, 2012(5)	1,294,796
GBP	471,050	Term Loan, 8.13%, Maturing March 30, 2012	508,261
GBP	239,517	Term Loan, 8.13%, Maturing March 30, 2012	258,438
Orion Cable GmbH
EUR	646,623	Term Loan, 7.69%, Maturing October 31, 2014	541,881
EUR	646,623	Term Loan, 8.41%, Maturing October 31, 2015	541,881
ProSiebenSat.1 Media AG
EUR	409,546	Term Loan, 7.53%, Maturing March 2, 2015	130,497
EUR	11,076	Term Loan, 6.85%, Maturing June 26, 2015	7,680
EUR	272,924	Term Loan, 6.85%, Maturing June 26, 2015	189,255
EUR	409,546	Term Loan, 7.78%, Maturing March 2, 2016	130,497
EUR	519,952	Term Loan - Second Lien, 8.90%, Maturing September 2, 2016	92,779
EUR	352,046	Term Loan, 12.15%, Maturing March 2, 2017	53,844
UPC Broadband Holding B.V.
EUR	4,050,000	Term Loan, 7.01%, Maturing October 16, 2011	3,441,287
	1,950,000	Term Loan, 5.47%, Maturing December 31, 2014	1,399,125
YPSO Holding SA
EUR	541,621	Term Loan, 7.00%, Maturing July 28, 2014	340,847
EUR	209,021	Term Loan, 7.00%, Maturing July 28, 2014	131,539
EUR	249,358	Term Loan, 7.00%, Maturing July 28, 2014	156,923
EUR	1,000,000	Term Loan, 7.25%, Maturing July 28, 2015	630,902
			$35,692,991

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics — 11.3%
Arizona Chemical, Inc.
	500,000	Term Loan - Second Lien, 8.31%, Maturing February 28, 2014	$281,250
Brenntag Holding GmbH and Co. KG
	373,091	Term Loan, 5.07%, Maturing December 23, 2013	259,298
	1,526,909	Term Loan, 5.07%, Maturing December 23, 2013	1,061,202
	1,000,000	Term Loan - Second Lien, 7.79%, Maturing December 23, 2015	645,000
Celanese Holdings, LLC
	4,161,625	Term Loan, 5.55%, Maturing April 2, 2014	3,382,806
Cognis GmbH
EUR	803,279	Term Loan, 6.96%, Maturing September 15, 2013	646,030
EUR	196,721	Term Loan, 6.96%, Maturing September 15, 2013	158,211
First Chemical Holding
EUR	965,273	Term Loan, 7.66%, Maturing December 18, 2014	865,815
Foamex, L.P.
	1,459,647	Term Loan, 8.04%, Maturing February 12, 2013	675,087
Georgia Gulf Corp.
	658,586	Term Loan, 9.05%, Maturing October 3, 2013	527,528
Hercules, Inc.
	570,825	Term Loan, 4.50%, Maturing October 8, 2010	567,257
Hexion Specialty Chemicals, Inc.
	493,750	Term Loan, 6.06%, Maturing May 5, 2012	343,568
	964,692	Term Loan, 6.06%, Maturing May 5, 2013	671,264
	4,440,908	Term Loan, 6.19%, Maturing May 5, 2013	3,090,130
INEOS Group
EUR	750,000	Term Loan - Second Lien, 8.46%, Maturing December 14, 2012	413,432
	2,318,293	Term Loan, 5.95%, Maturing December 14, 2013	1,290,517
	2,222,278	Term Loan, 6.45%, Maturing December 14, 2014	1,216,697
Innophos, Inc.
	572,085	Term Loan, 6.76%, Maturing August 10, 2010	491,993
Invista B.V.
	2,472,784	Term Loan, 4.92%, Maturing April 29, 2011	2,052,411
	724,056	Term Loan, 4.92%, Maturing April 29, 2011	600,966
ISP Chemco, Inc.
	1,572,538	Term Loan, 5.06%, Maturing June 4, 2014	1,242,305
Kleopatra
	825,000	Term Loan, 6.82%, Maturing January 3, 2016	391,875
EUR	575,000	Term Loan, 7.88%, Maturing January 3, 2016	375,594
Kranton Polymers, LLC
	2,772,248	Term Loan, 5.31%, Maturing May 12, 2013	2,143,871
Lucite International Group Holdings
	597,133	Term Loan, 5.37%, Maturing July 7, 2013	541,898
	211,446	Term Loan, 5.37%, Maturing July 7, 2013	168,452

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
MacDermid, Inc.
EUR	801,817	Term Loan, 7.39%, Maturing April 12, 2014	$710,260
Millenium Inorganic Chemicals
	347,375	Term Loan, 6.01%, Maturing April 30, 2014	224,057
	975,000	Term Loan - Second Lien, 9.51%, Maturing October 31, 2014	526,500
Momentive Performance Material
	1,685,254	Term Loan, 5.38%, Maturing December 4, 2013	1,313,094
Nalco Co.
	4,161,119	Term Loan, 5.09%, Maturing November 4, 2010	3,733,119
Propex Fabrics, Inc.
	983,333	Term Loan, 6.88%, Maturing January 23, 2009(2)	850,583
	799,694	Term Loan, 8.00%, Maturing July 31, 2012	241,907
Rockwood Specialties Group, Inc.
	4,294,250	Term Loan, 4.62%, Maturing December 10, 2012	3,596,434
Schoeller Arca Systems Holding
EUR	443,417	Term Loan, 8.40%, Maturing November 16, 2015	486,035
EUR	412,060	Term Loan, 8.40%, Maturing November 16, 2015	451,665
EUR	144,523	Term Loan, 8.40%, Maturing November 16, 2015	158,413
Solo Cup Co.
	1,625,226	Term Loan, 6.65%, Maturing February 27, 2011	1,412,593
Wellman, Inc.
	2,184,998	Term Loan, 6.74%, Maturing February 10, 2009(3)	1,035,689
			$38,844,806
Clothing / Textiles — 0.5%
Hanesbrands, Inc.
	850,000	Term Loan - Second Lien, 7.27%, Maturing March 5, 2014	$665,833
St. John Knits International, Inc.
	528,149	Term Loan, 6.17%, Maturing March 23, 2012	441,004
The William Carter Co.
	626,968	Term Loan, 4.76%, Maturing July 14, 2012	528,221
			$1,635,058
Conglomerates — 5.0%
Amsted Industries, Inc.
	1,693,128	Term Loan, 6.56%, Maturing October 15, 2010	$1,303,709
Blount, Inc.
	276,658	Term Loan, 4.50%, Maturing August 9, 2010	242,076
Doncasters (Dunde HoldCo 4 Ltd.)
	427,981	Term Loan, 4.85%, Maturing July 13, 2015	318,846
	427,981	Term Loan, 5.35%, Maturing July 13, 2015	318,846
GBP	500,000	Term Loan - Second Lien, 9.77%, Maturing January 13, 2016	527,062

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Conglomerates (continued)
GenTek, Inc.
499,828	Term Loan, 6.30%, Maturing February 25, 2011	$428,603
Jarden Corp.
2,133,773	Term Loan, 5.51%, Maturing January 24, 2012	1,747,027
1,202,461	Term Loan, 5.51%, Maturing January 24, 2012	984,515
Johnson Diversey, Inc.
1,642,481	Term Loan, 4.79%, Maturing December 16, 2011	1,305,772
Polymer Group, Inc.
2,306,352	Term Loan, 5.73%, Maturing November 22, 2012	1,833,550
RBS Global, Inc.
792,218	Term Loan, 5.76%, Maturing July 19, 2013	629,814
3,784,836	Term Loan, 6.37%, Maturing July 19, 2013	3,027,869
RGIS Holdings, LLC
2,822,607	Term Loan, 5.46%, Maturing April 30, 2014	1,938,191
141,130	Term Loan, 5.62%, Maturing April 30, 2014	96,910
The Manitowoc Company, Inc.
1,250,000	Term Loan, Maturing August 21, 2014(5)	988,125
US Investigations Services, Inc.
905,702	Term Loan, 5.95%, Maturing February 21, 2015	643,048
Vertrue, Inc.
841,500	Term Loan, 6.77%, Maturing August 16, 2014	631,125
		$16,965,088
Containers and Glass Products — 4.5%
Consolidated Container Co.
1,000,000	Term Loan - Second Lien, 8.69%, Maturing September 28, 2014	$387,500
Crown Americas, Inc.
612,500	Term Loan, 6.34%, Maturing November 15, 2012	539,000
Graham Packaging Holdings Co.
3,686,250	Term Loan, 5.74%, Maturing October 7, 2011	3,019,039
Graphic Packaging International, Inc.
4,475,625	Term Loan, 5.75%, Maturing May 16, 2014	3,670,012
1,478,179	Term Loan, 6.86%, Maturing May 16, 2014	1,259,224
JSG Acquisitions
1,845,000	Term Loan, 6.16%, Maturing December 31, 2013	1,194,638
1,845,000	Term Loan, 6.41%, Maturing December 13, 2014	1,194,638
Owens-Brockway Glass Container
1,555,938	Term Loan, 6.09%, Maturing June 14, 2013	1,324,492
Smurfit-Stone Container Corp.
1,420,448	Term Loan, 4.88%, Maturing November 1, 2011	1,129,256
729,847	Term Loan, 4.90%, Maturing November 1, 2011	580,228
625,684	Term Loan, 5.13%, Maturing November 1, 2011	497,419
650,961	Term Loan, 5.93%, Maturing November 1, 2011	517,514
		$15,312,960

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries — 0.8%
	American Safety Razor Co.
	491,806	Term Loan, 5.92%, Maturing July 31, 2013	$420,494
	900,000	Term Loan - Second Lien, 9.41%, Maturing July 31, 2014	751,500
	KIK Custom Products, Inc.
	975,000	Term Loan - Second Lien, 8.54%, Maturing November 30, 2014	324,188
	Prestige Brands, Inc.
	1,314,380	Term Loan, 5.82%, Maturing April 7, 2011	1,058,076
			$2,554,258
	Drugs — 1.4%
	Graceway Pharmaceuticals, LLC
	754,801	Term Loan, 6.51%, Maturing May 3, 2012	$530,876
	1,000,000	Term Loan - Second Lien, 10.26%, Maturing May 3, 2013	540,000
	275,000	Term Loan, 12.01%, Maturing November 3, 2013	177,375
	Pharmaceutical Holdings Corp.
	394,289	Term Loan, 6.51%, Maturing January 30, 2012	331,203
	Stiefel Laboratories, Inc.
	713,546	Term Loan, 7.00%, Maturing December 28, 2013	581,540
	932,896	Term Loan, 7.00%, Maturing December 28, 2013	760,310
	Warner Chilcott Corp.
	625,691	Term Loan, 5.76%, Maturing January 18, 2012	517,134
	1,667,577	Term Loan, 5.76%, Maturing January 18, 2012	1,378,252
			$4,816,690
	Ecological Services and Equipment — 2.8%
	Allied Waste Industries, Inc.
	1,271,218	Term Loan, 4.90%, Maturing January 15, 2012	$1,216,132
	1,778,721	Term Loan, 5.44%, Maturing January 15, 2012	1,701,644
	Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 7.21%, Maturing April 1, 2015	1,010,081
	Cory Environmental Holdings
GBP	500,000	Term Loan - Second Lien, 9.88%, Maturing September 30, 2014	704,091
	Environmental Systems Products Holdings, Inc.
	1,165,123	Term Loan - Second Lien, 13.74%, Maturing December 12, 2010	840,753
	IESI Corp.
	970,588	Term Loan, 4.56%, Maturing January 20, 2012	805,588
	Kemble Water Structure, Ltd.
GBP	1,250,000	Term Loan, 10.16%, Maturing October 13, 2013	1,398,123
	Sensus Metering Systems, Inc.
	2,113,043	Term Loan, 5.20%, Maturing December 17, 2010	1,954,565
			$9,630,977

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Electronics / Electrical — 3.9%
Aspect Software, Inc.
1,079,500	Term Loan, 6.25%, Maturing July 11, 2011	$874,395
1,800,000	Term Loan - Second Lien, 10.00%, Maturing July 11, 2013	1,368,000
FCI International S.A.S.
215,870	Term Loan, 6.47%, Maturing November 1, 2013	174,855
207,823	Term Loan, 6.47%, Maturing November 1, 2013	168,337
207,823	Term Loan, 6.47%, Maturing November 1, 2013	168,337
215,870	Term Loan, 6.47%, Maturing November 1, 2013	174,855
Infor Enterprise Solutions Holdings
2,916,533	Term Loan, 7.52%, Maturing July 28, 2012	1,844,707
1,521,670	Term Loan, 7.52%, Maturing July 28, 2012	962,456
500,000	Term Loan - Second Lien, 9.26%, Maturing March 2, 2014	160,000
183,333	Term Loan - Second Lien, 10.01%, Maturing March 2, 2014	58,667
316,667	Term Loan - Second Lien, 10.01%, Maturing March 2, 2014	102,125
Network Solutions, LLC
672,016	Term Loan, 5.95%, Maturing March 7, 2014	386,409
Open Solutions, Inc.
2,068,868	Term Loan, 5.96%, Maturing January 23, 2014	1,137,878
Sensata Technologies Finance Co.
2,756,798	Term Loan, 5.26%, Maturing April 27, 2013	1,780,891
Spectrum Brands, Inc.
57,117	Term Loan, 4.70%, Maturing March 30, 2013	39,197
1,137,544	Term Loan, 7.58%, Maturing March 30, 2013	780,639
VeriFone, Inc.
716,875	Term Loan, 5.87%, Maturing October 31, 2013	609,344
Vertafore, Inc.
2,216,460	Term Loan, 5.31%, Maturing January 31, 2012	1,800,874
850,000	Term Loan - Second Lien, 8.81%, Maturing January 31, 2013	582,250
		$13,174,216
Equipment Leasing — 0.5%
AWAS Capital, Inc.
1,844,498	Term Loan - Second Lien, 9.25%, Maturing March 22, 2013	$1,060,587
The Hertz Corp.
1,086,286	Term Loan, 4.55%, Maturing December 21, 2012	788,333
14,807	Term Loan, 4.70%, Maturing December 21, 2012	10,745
		$1,859,665

	Principal Amount*	Borrower/Tranche Description	Value
	Farming / Agriculture — 0.7%
	BF Bolthouse HoldCo, LLC
	1,150,000	Term Loan - Second Lien, 9.26%, Maturing December 16, 2013	$874,000
	Central Garden & Pet Co.
	2,023,125	Term Loan, 4.74%, Maturing February 28, 2014	1,360,552
			$2,234,552
	Financial Intermediaries — 2.8%
	Citco III, Ltd.
	2,642,561	Term Loan, 5.13%, Maturing June 30, 2014	$2,140,474
	Grosvenor Capital Management
	1,449,911	Term Loan, 5.59%, Maturing December 5, 2013	1,159,929
	INVESTools, Inc.
	384,000	Term Loan, 6.25%, Maturing August 13, 2012	349,440
	Jupiter Asset Management Group
GBP	418,271	Term Loan, 7.89%, Maturing June 30, 2015	508,224
	LPL Holdings, Inc.
	4,031,207	Term Loan, 5.51%, Maturing December 18, 2014	3,224,966
	Nuveen Investments, Inc.
	1,467,625	Term Loan, 6.35%, Maturing November 2, 2014	846,331
	Oxford Acquisition III, Ltd.
	902,908	Term Loan, 5.58%, Maturing May 24, 2014	570,337
	RJO Holdings Corp. (RJ O'Brien)
	470,250	Term Loan, 6.00%, Maturing July 31, 2014(4)	338,580
	Travelex America Holdings, Inc.
	375,000	Term Loan, 5.93%, Maturing October 31, 2013	294,375
	375,000	Term Loan, 6.43%, Maturing October 31, 2014	294,375
			$9,727,031
	Food Products — 4.0%
	Acosta, Inc.
	3,032,087	Term Loan, 5.37%, Maturing July 28, 2013	$2,236,164
	Advantage Sales & Marketing, Inc.
	2,238,665	Term Loan, 5.20%, Maturing March 29, 2013	1,572,662
	Black Lion Beverages III B.V.
EUR	147,059	Term Loan, 6.90%, Maturing December 31, 2013	129,517
EUR	852,941	Term Loan, 7.01%, Maturing December 31, 2014	751,197
	Dean Foods Co.
	4,415,318	Term Loan, 5.26%, Maturing April 2, 2014	3,326,669
	Pinnacle Foods Finance, LLC
	1,727,813	Term Loan, 6.76%, Maturing April 2, 2014	1,254,392
	Provimi Group SA
	252,404	Term Loan, 5.37%, Maturing June 28, 2015	203,816
	205,103	Term Loan, 5.37%, Maturing June 28, 2015	165,620

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
EUR	457,186	Term Loan, 6.75%, Maturing June 28, 2015	$470,535
EUR	265,285	Term Loan, 6.75%, Maturing June 28, 2015	273,031
EUR	438,752	Term Loan, 6.75%, Maturing June 28, 2015	451,563
EUR	598,067	Term Loan, 6.75%, Maturing June 28, 2015	615,530
EUR	24,182	Term Loan - Second Lien, 8.75%, Maturing June 28, 2015	21,806
	282,126	Term Loan - Second Lien, 7.95%, Maturing December 28, 2016(2)	199,604
EUR	697,446	Term Loan - Second Lien, 8.75%, Maturing December 28, 2016(2)	628,917
Reddy Ice Group, Inc.
	1,970,000	Term Loan, 6.50%, Maturing August 9, 2012	1,472,575
			$13,773,598
Food Service — 2.5%
AFC Enterprises, Inc.
	430,624	Term Loan, 6.06%, Maturing May 23, 2009	$340,193
Aramark Corp.
GBP	982,500	Term Loan, 8.38%, Maturing January 27, 2014	1,264,949
Buffets, Inc.
	453,687	Term Loan, 10.42%, Maturing January 22, 2009	140,643
	45,200	Term Loan, 10.42%, Maturing January 22, 2009	14,012
	1,108,550	DIP Loan, 12.25%, Maturing January 22, 2009	1,114,093
	140,295	Term Loan, 10.97%, Maturing May 1, 2013	41,387
	943,706	Term Loan, 10.42%, Maturing November 1, 2013	278,393
CBRL Group, Inc.
	1,742,522	Term Loan, 4.30%, Maturing April 27, 2013	1,338,837
JRD Holdings, Inc.
	549,219	Term Loan, 5.75%, Maturing June 26, 2014	417,406
NPC International, Inc.
	373,356	Term Loan, 5.40%, Maturing May 3, 2013	272,550
OSI Restaurant Partners, LLC
	185,739	Term Loan, 5.28%, Maturing May 9, 2013	97,668
	2,276,138	Term Loan, 5.25%, Maturing May 9, 2014	1,196,869
QCE Finance, LLC
	1,225,559	Term Loan, 5.81%, Maturing May 5, 2013	808,869
	950,000	Term Loan - Second Lien, 9.51%, Maturing November 5, 2013	562,875
Sagittarius Restaurants, LLC
	358,903	Term Loan, 9.50%, Maturing March 29, 2013	174,068
Selecta
EUR	741,246	Term Loan - Second Lien, 9.12%, Maturing December 28, 2015	550,320
			$8,613,132

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers — 4.4%
	General Nutrition Centers, Inc.
	3,414,143	Term Loan, 6.14%, Maturing September 16, 2013	$2,367,138
	Iceland Foods Group, Ltd.
GBP	1,250,000	Term Loan, 7.61%, Maturing May 2, 2014	1,745,139
GBP	1,250,000	Term Loan, 8.61%, Maturing May 2, 2015	1,745,139
	Pantry, Inc. (The)
	825,660	Term Loan, 4.87%, Maturing May 15, 2014	586,218
	237,694	Term Loan, 4.87%, Maturing May 15, 2014	168,763
	Rite Aid Corp.
	6,368,000	Term Loan, 5.01%, Maturing June 1, 2014	4,728,240
	1,075,000	Term Loan, 6.00%, Maturing June 4, 2014	849,250
	Roundy's Supermarkets, Inc.
	3,365,208	Term Loan, 5.38%, Maturing November 3, 2011	2,734,232
			$14,924,119
	Forest Products — 2.6%
	Appleton Papers, Inc.
	1,333,125	Term Loan, 5.38%, Maturing June 5, 2014	$1,073,166
	Georgia-Pacific Corp.
	6,776,007	Term Loan, 4.65%, Maturing December 20, 2012	5,644,793
	Newpage Corp.
	1,488,750	Term Loan, 7.00%, Maturing December 5, 2014	1,215,459
	Xerium Technologies, Inc.
	1,239,095	Term Loan, 9.26%, Maturing May 18, 2012	916,930
			$8,850,348
	Healthcare — 16.5%
	Accellent, Inc.
	2,307,508	Term Loan, 5.31%, Maturing November 22, 2012	$1,592,181
	Advanced Medical Optics, Inc.
	985,167	Term Loan, 4.76%, Maturing April 2, 2014	716,709
	Alliance Imaging, Inc.
	1,022,942	Term Loan, 5.78%, Maturing December 29, 2011	889,960
	American Medical Systems
	1,068,448	Term Loan, 5.44%, Maturing July 20, 2012	918,865
	AMN Healthcare, Inc.
	271,348	Term Loan, 5.51%, Maturing November 2, 2011	236,073
	AMR HoldCo, Inc.
	1,864,721	Term Loan, 4.82%, Maturing February 10, 2012	1,659,602
	Biomet, Inc.
	1,796,250	Term Loan, 6.76%, Maturing December 26, 2014	1,567,677
EUR	1,212,750	Term Loan, 8.14%, Maturing December 26, 2014	1,325,447
	Bright Horizons Family Solutions, Inc.
	947,625	Term Loan, 7.50%, Maturing May 15, 2015	754,942

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Capio AB
EUR	169,803	Term Loan, 7.16%, Maturing April 24, 2015	$165,131
EUR	204,134	Term Loan, 7.16%, Maturing April 24, 2015	198,517
EUR	169,803	Term Loan, 7.29%, Maturing April 16, 2016	165,131
EUR	152,245	Term Loan, 7.29%, Maturing April 24, 2016	148,056
Cardinal Health 409, Inc.
	4,236,487	Term Loan, 6.01%, Maturing April 10, 2014	2,743,125
Carestream Health, Inc.
	2,855,873	Term Loan, 5.43%, Maturing April 30, 2013	1,880,116
	1,000,000	Term Loan - Second Lien, 8.32%, Maturing October 30, 2013	491,250
Carl Zeiss Vision Holding GmbH
	1,300,000	Term Loan, 5.62%, Maturing March 23, 2015	743,167
Community Health Systems, Inc.
	385,151	Term Loan, 0.00%, Maturing July 25, 2014(2)	309,613
	7,528,298	Term Loan, 5.16%, Maturing July 25, 2014	6,051,811
Concentra, Inc.
	600,000	Term Loan - Second Lien, 9.27%, Maturing June 25, 2015	210,000
ConMed Corp.
	472,389	Term Loan, 4.67%, Maturing April 13, 2013	387,359
Convatec Cidron Healthcare B
EUR	750,000	Term Loan, 9.39%, Maturing July 30, 2016	876,253
CRC Health Corp.
	490,000	Term Loan, 6.01%, Maturing February 6, 2013	338,100
	487,550	Term Loan, 6.01%, Maturing February 6, 2013	336,410
Dako EQT Project Delphi
	500,000	Term Loan - Second Lien, 7.63%, Maturing December 12, 2016	200,000
DaVita, Inc.
	3,547,997	Term Loan, 4.67%, Maturing October 5, 2012	3,091,827
DJO Finance, LLC
	794,000	Term Loan, 6.74%, Maturing May 15, 2014	607,410
Fenwal, Inc.
	500,000	Term Loan - Second Lien, 8.06%, Maturing August 28, 2014	358,750
Fresenius Medical Care Holdings
	496,650	Term Loan, 5.00%, Maturing March 31, 2013	423,146
Hanger Orthopedic Group, Inc.
	703,142	Term Loan, 5.18%, Maturing May 30, 2013	551,967
HCA, Inc.
	5,653,906	Term Loan, 6.01%, Maturing November 18, 2013	4,680,021
Health Management Association, Inc.
	3,231,087	Term Loan, 5.51%, Maturing February 28, 2014	2,277,917
HealthSouth Corp.
	2,386,469	Term Loan, 5.50%, Maturing March 10, 2013	1,983,089

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	Iasis Healthcare, LLC
	77,901	Term Loan, 4.58%, Maturing March 14, 2014	$63,100
	291,400	Term Loan, 5.12%, Maturing March 14, 2014	236,034
	842,144	Term Loan, 5.12%, Maturing March 14, 2014	682,136
	Ikaria Acquisition, Inc.
	531,203	Term Loan, 5.67%, Maturing March 28, 2013	504,643
	IM U.S. Holdings, LLC
	992,462	Term Loan, 5.16%, Maturing June 26, 2014	732,768
	625,000	Term Loan - Second Lien, 7.75%, Maturing June 26, 2015	437,500
	Invacare Corp.
	660,100	Term Loan, 5.60%, Maturing February 12, 2013	564,386
	Leiner Health Products, Inc.
	97,791	Term Loan, 8.75%, Maturing May 27, 2011(3)	92,901
	LifePoint Hospitals, Inc.
	2,063,187	Term Loan, 4.44%, Maturing April 15, 2012	1,739,524
	MultiPlan Merger Corp.
	1,565,547	Term Loan, 5.63%, Maturing April 12, 2013	1,232,868
	1,117,851	Term Loan, 5.63%, Maturing April 12, 2013	880,307
	Mylan, Inc.
	595,500	Term Loan, 6.90%, Maturing October 2, 2014	514,151
	National Mentor Holdings, Inc.
	61,600	Term Loan, 4.94%, Maturing June 29, 2013	52,052
	1,015,036	Term Loan, 5.77%, Maturing June 29, 2013	857,705
	National Rental Institutes, Inc.
	813,255	Term Loan, 6.06%, Maturing March 31, 2013	538,781
	Nyco Holdings
EUR	984,850	Term Loan, 7.42%, Maturing December 29, 2014	686,459
EUR	984,850	Term Loan, 8.17%, Maturing December 29, 2015	686,459
	Physiotherapy Associates, Inc.
	754,379	Term Loan, 8.50%, Maturing June 27, 2013	546,925
	RadNet Management, Inc.
	540,378	Term Loan, 7.06%, Maturing November 15, 2012	432,303
	ReAble Therapeutics Finance, LLC
	2,593,076	Term Loan, 5.76%, Maturing November 16, 2013	1,957,773
	Renal Advantage, Inc.
	872	Term Loan, 5.32%, Maturing October 5, 2012	650
	Select Medical Holdings Corp.
	2,121,812	Term Loan, 4.91%, Maturing February 24, 2012	1,633,795
	Sunrise Medical Holdings, Inc.
	500,515	Term Loan, 7.90%, Maturing May 13, 2010	383,795
	Vanguard Health Holding Co., LLC
	2,155,024	Term Loan, 5.74%, Maturing September 23, 2011	1,839,852
	Viant Holdings, Inc.
	518,438	Term Loan, 6.02%, Maturing June 25, 2014	308,470
			$56,484,959

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Home Furnishings — 2.4%
	Hunter Fan Co.
	428,252	Term Loan, 5.31%, Maturing April 16, 2014	$239,821
	Interline Brands, Inc.
	980,687	Term Loan, 4.75%, Maturing June 23, 2013	755,129
	679,130	Term Loan, 4.75%, Maturing June 23, 2013	522,930
	National Bedding Co., LLC
	1,483,674	Term Loan, 5.35%, Maturing August 31, 2011	982,934
	2,050,000	Term Loan - Second Lien, 8.40%, Maturing August 31, 2012	1,291,500
	Sealy Mattress Co.
	2,850,000	Term Loan, 4.30%, Maturing August 25, 2011	2,408,250
	Simmons Co.
	2,799,380	Term Loan, 5.44%, Maturing December 19, 2011	1,987,560
	1,000,000	Term Loan, 8.35%, Maturing February 15, 2012	177,500
			$8,365,624
	Industrial Equipment — 4.8%
	Brand Energy and Infrastructure Services, Inc.
	792,000	Term Loan, 6.96%, Maturing February 7, 2014	$621,720
	CEVA Group PLC U.S.
	1,005,694	Term Loan, 6.76%, Maturing November 4, 2013	807,069
	2,258,500	Term Loan, 6.17%, Maturing January 4, 2014	1,812,446
	3,500,698	Term Loan, 6.75%, Maturing January 4, 2014	2,809,310
	EPD Holdings (Goodyear Engineering Products)
	147,324	Term Loan, 5.50%, Maturing July 13, 2014	106,810
	1,028,672	Term Loan, 5.50%, Maturing July 13, 2014	745,787
	775,000	Term Loan - Second Lien, 8.75%, Maturing July 13, 2015	449,500
	FR Brand Acquisition Corp.
	738,750	Term Loan, 6.00%, Maturing February 7, 2014	561,450
	Generac Acquisition Corp.
	1,762,302	Term Loan, 6.65%, Maturing November 7, 2013	1,113,188
	500,000	Term Loan - Second Lien, 10.15%, Maturing April 7, 2014	162,500
	Gleason Corp.
	138,408	Term Loan, 5.22%, Maturing June 30, 2013	118,339
	568,403	Term Loan, 5.22%, Maturing June 30, 2013	485,985
	Itron, Inc.
EUR	304,448	Term Loan, 6.89%, Maturing April 18, 2014	334,679
	Jason, Inc.
	436,764	Term Loan, 5.50%, Maturing April 30, 2010	340,676
	John Maneely Co.
	2,813,829	Term Loan, 7.66%, Maturing December 8, 2013	2,075,199
	KION Group GmbH
	250,000	Term Loan, 5.12%, Maturing December 23, 2014	155,250
	250,000	Term Loan, 5.62%, Maturing December 23, 2015	155,250

Principal Amount*	Borrower/Tranche Description	Value
Industrial Equipment (continued)
Polypore, Inc.
2,987,188	Term Loan, 5.39%, Maturing July 3, 2014	$2,330,006
Sequa Corp.
795,043	Term Loan, 6.38%, Maturing November 30, 2014	597,276
TFS Acquisition Corp.
686,000	Term Loan, 7.26%, Maturing August 11, 2013	637,980
		$16,420,420
Insurance — 4.0%
Alliant Holdings I, Inc.
965,250	Term Loan, 6.76%, Maturing August 21, 2014	$666,023
AmWINS Group, Inc.
994,962	Term Loan, 5.39%, Maturing June 8, 2013	726,322
500,000	Term Loan - Second Lien, 8.50%, Maturing June 8, 2014	315,000
Applied Systems, Inc.
1,280,659	Term Loan, 6.23%, Maturing September 26, 2013	1,056,544
CCC Information Services Group, Inc.
1,578,926	Term Loan, 6.02%, Maturing February 10, 2013	1,271,035
Conseco, Inc.
3,460,130	Term Loan, 5.00%, Maturing October 10, 2013	2,292,336
Crawford & Company
1,222,000	Term Loan, 6.52%, Maturing October 31, 2013	1,063,140
Crump Group, Inc.
917,637	Term Loan, 6.71%, Maturing August 4, 2014	683,639
Getty Images, Inc.
2,025,000	Term Loan, 8.05%, Maturing July 2, 2015	1,843,763
Hub International Holdings, Inc.
603,960	Term Loan, 6.26%, Maturing June 13, 2014	416,732
2,687,609	Term Loan, 6.26%, Maturing June 13, 2014	1,854,450
U.S.I. Holdings Corp.
1,826,875	Term Loan, 6.52%, Maturing May 4, 2014	1,329,052
		$13,518,036
Leisure Goods / Activities / Movies — 11.6%
24 Hour Fitness Worldwide, Inc.
1,633,125	Term Loan, 6.18%, Maturing June 8, 2012	$1,216,678
AMC Entertainment, Inc.
2,818,322	Term Loan, 5.01%, Maturing January 26, 2013	2,161,301
AMF Bowling Worldwide, Inc.
1,000,000	Term Loan - Second Lien, 9.07%, Maturing December 8, 2013	575,000
Bombardier Recreational Products
1,822,785	Term Loan, 6.16%, Maturing June 28, 2013	1,262,278

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Butterfly Wendel US, Inc.
287,796	Term Loan, 5.63%, Maturing June 22, 2013	$220,164
287,890	Term Loan, 5.38%, Maturing June 22, 2014	220,236
Carmike Cinemas, Inc.
992,308	Term Loan, 6.31%, Maturing May 19, 2012	796,327
789,956	Term Loan, 6.47%, Maturing May 19, 2012	633,940
Cedar Fair, L.P.
1,963,787	Term Loan, 5.12%, Maturing August 30, 2012	1,443,383
Cinemark, Inc.
4,540,709	Term Loan, 4.64%, Maturing October 5, 2013	3,481,212
Deluxe Entertainment Services
1,131,100	Term Loan, 5.67%, Maturing January 28, 2011	904,880
109,057	Term Loan, 6.01%, Maturing January 28, 2011	87,246
59,055	Term Loan, 6.01%, Maturing January 28, 2011	47,244
Easton-Bell Sports, Inc.
1,273,026	Term Loan, 5.29%, Maturing March 16, 2012	1,008,873
Fender Musical Instruments Corp.
659,429	Term Loan, 5.17%, Maturing June 9, 2014	412,143
334,724	Term Loan, 6.02%, Maturing June 9, 2014	209,203
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
5,221	DIP Loan, 18.72%, Maturing March 30, 2010(4)	5,221
Mega Blocks, Inc.
1,596,375	Term Loan, 8.75%, Maturing July 26, 2012	917,916
Metro-Goldwyn-Mayer Holdings, Inc.
7,856,007	Term Loan, 7.01%, Maturing April 8, 2012	3,972,194
National CineMedia, LLC
2,750,000	Term Loan, 4.57%, Maturing February 13, 2015	1,915,834
Regal Cinemas Corp.
5,958,848	Term Loan, 5.26%, Maturing November 10, 2010	4,505,551
Revolution Studios Distribution Co., LLC
1,048,667	Term Loan, 6.87%, Maturing December 21, 2014	870,394
800,000	Term Loan, 10.12%, Maturing June 21, 2015	568,000
Six Flags Theme Parks, Inc.
2,110,625	Term Loan, 5.69%, Maturing April 30, 2015	1,382,459
Southwest Sports Group, LLC
1,875,000	Term Loan, 6.31%, Maturing December 22, 2010	1,453,125
Ticketmaster
1,750,000	Term Loan, 6.64%, Maturing July 22, 2014	1,452,500
Universal City Development Partners, Ltd.
1,721,345	Term Loan, 6.68%, Maturing June 9, 2011	1,480,357
WMG Acquisition Corp.
875,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	737,188
6,104,804	Term Loan, 5.06%, Maturing February 28, 2011	4,944,891
Zuffa, LLC
1,358,459	Term Loan, 5.81%, Maturing June 20, 2016	849,037
		$39,734,775

Principal Amount*	Borrower/Tranche Description	Value
Lodging and Casinos — 3.5%
Ameristar Casinos, Inc.
1,069,750	Term Loan, 5.77%, Maturing November 10, 2012	$615,106
Isle of Capri Casinos, Inc.
1,321,507	Term Loan, 5.51%, Maturing November 30, 2013	896,422
398,460	Term Loan, 5.51%, Maturing November 30, 2013	270,289
528,603	Term Loan, 5.51%, Maturing November 30, 2013	358,569
LodgeNet Entertainment Corp.
2,262,371	Term Loan, 5.77%, Maturing April 4, 2014	1,323,487
New World Gaming Partners, Ltd.
1,013,177	Term Loan, 6.26%, Maturing June 30, 2014	506,589
204,167	Term Loan, 6.55%, Maturing June 30, 2014	102,083
Penn National Gaming, Inc.
5,372,900	Term Loan, 5.01%, Maturing October 3, 2012	4,492,341
Venetian Casino Resort/Las Vegas Sands Inc.
862,838	Term Loan, 5.52%, Maturing May 14, 2014	496,347
3,416,750	Term Loan, 5.52%, Maturing May 23, 2014	1,965,485
Wimar OpCo, LLC
1,883,308	Term Loan, 7.25%, Maturing January 3, 2012	874,169
		$11,900,887
Nonferrous Metals / Minerals — 2.3%
Alpha Natural Resources, LLC
815,937	Term Loan, 5.56%, Maturing October 26, 2012	$755,762
Euramax International, Inc.
580,533	Term Loan, 8.00%, Maturing June 28, 2012	299,942
501,316	Term Loan - Second Lien, 11.50%, Maturing June 28, 2013	238,125
248,684	Term Loan - Second Lien, 11.50%, Maturing June 28, 2013	118,125
Murray Energy Corp.
897,450	Term Loan, 6.94%, Maturing January 28, 2010	780,782
Noranda Aluminum Acquisition
2,230,769	Term Loan, 4.81%, Maturing May 18, 2014	1,784,615
Novelis, Inc.
624,902	Term Loan, 5.77%, Maturing June 28, 2014	446,180
1,374,785	Term Loan, 5.77%, Maturing June 28, 2014	981,597
Oxbow Carbon and Mineral Holdings
272,483	Term Loan, 5.76%, Maturing May 8, 2014	197,550
3,043,633	Term Loan, 5.76%, Maturing May 8, 2014	2,206,634
		$7,809,312

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Oil and Gas — 2.6%
Atlas Pipeline Partners, L.P.
1,500,000	Term Loan, 5.68%, Maturing July 20, 2014	$1,233,750
Big West Oil, LLC
398,750	Term Loan, 5.25%, Maturing May 1, 2014	269,156
317,188	Term Loan, 5.25%, Maturing May 1, 2014	214,102
Dresser, Inc.
1,431,601	Term Loan, 5.07%, Maturing May 4, 2014	1,041,938
1,000,000	Term Loan - Second Lien, 8.56%, Maturing May 4, 2015	618,333
Dynegy Holdings, Inc.
226,021	Term Loan, 4.62%, Maturing April 2, 2013	167,444
2,772,266	Term Loan, 4.62%, Maturing April 2, 2013	2,053,786
Enterprise GP Holdings, L.P.
1,125,000	Term Loan, 6.68%, Maturing October 31, 2014	950,625
Niska Gas Storage
46,882	Term Loan, 4.84%, Maturing May 13, 2011	39,264
65,433	Term Loan, 4.84%, Maturing May 13, 2011	54,800
96,596	Term Loan, 4.85%, Maturing May 13, 2011	80,899
598,227	Term Loan, 4.85%, Maturing May 12, 2013	501,015
Targa Resources, Inc.
1,365,968	Term Loan, 5.14%, Maturing October 31, 2012	1,043,599
955,639	Term Loan, 5.97%, Maturing October 31, 2012	730,108
		$8,998,819
Publishing — 9.6%
American Media Operations, Inc.
4,176,400	Term Loan, 7.56%, Maturing January 31, 2013	$2,808,629
Aster Zweite Beteiligungs GmbH
775,000	Term Loan, 6.13%, Maturing September 27, 2013	486,313
CanWest MediaWorks, Ltd.
790,000	Term Loan, 4.81%, Maturing July 10, 2014	564,850
Dex Media West, LLC
2,370,000	Term Loan, 7.54%, Maturing October 24, 2014	1,320,090
GateHouse Media Operating, Inc.
2,078,261	Term Loan, 4.81%, Maturing August 28, 2014	512,638
871,739	Term Loan, 4.98%, Maturing August 28, 2014	215,029
675,000	Term Loan, 5.07%, Maturing August 28, 2014	312,188
Idearc, Inc.
10,321,460	Term Loan, 5.74%, Maturing November 17, 2014	4,455,434
Laureate Education, Inc.
351,599	Term Loan, 7.00%, Maturing August 17, 2014	251,393
2,349,558	Term Loan, 7.00%, Maturing August 17, 2014	1,679,934
Local Insight Regatta Holdings, Inc.
1,695,750	Term Loan, 7.77%, Maturing April 23, 2015	1,401,821
MediaNews Group, Inc.
704,802	Term Loan, 7.07%, Maturing August 2, 2013	370,021

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	Mediannuaire Holding
EUR	500,000	Term Loan - Second Lien, 9.38%, Maturing April 10, 2016	$267,656
	Merrill Communications, LLC
	1,277,560	Term Loan, 5.98%, Maturing February 9, 2009	830,414
	1,000,000	Term Loan - Second Lien, 10.22%, Maturing November 15, 2013	425,000
	Nebraska Book Co., Inc.
	1,383,997	Term Loan, 6.38%, Maturing March 4, 2011	1,010,318
	Nelson Education, Ltd.
	495,000	Term Loan, 6.26%, Maturing July 5, 2014	408,375
	Nielsen Finance, LLC
	1,786,551	Term Loan, 4.80%, Maturing August 9, 2013	1,302,395
	Philadelphia Newspapers, LLC
	708,076	Term Loan, 7.25%, Maturing June 29, 2013	212,423
	R.H. Donnelley Corp.
	2,809,857	Term Loan, 6.85%, Maturing June 30, 2010	1,784,843
	Reader's Digest Association, Inc. (The)
	3,250,500	Term Loan, 5.23%, Maturing March 2, 2014	1,657,755
	SGS International, Inc.
	633,572	Term Loan, 6.27%, Maturing December 30, 2011	465,676
	Source Interlink Companies, Inc.
	1,989,924	Term Loan, 6.47%, Maturing August 1, 2014	1,343,199
	Trader Media Corp.
GBP	2,334,000	Term Loan, 8.26%, Maturing March 23, 2015	1,943,845
	Tribune Co.
	1,546,802	Term Loan, 7.08%, Maturing May 17, 2009	1,217,333
	1,935,388	Term Loan, 6.00%, Maturing May 17, 2014	868,989
	1,989,950	Term Loan, 6.50%, Maturing May 17, 2014	736,281
	Xsys, Inc.
	1,856,807	Term Loan, 6.13%, Maturing September 27, 2013	1,165,147
	1,896,271	Term Loan, 6.13%, Maturing September 27, 2014	1,189,910
	Yell Group, PLC
	2,600,000	Term Loan, 6.12%, Maturing February 10, 2013	1,794,000
			$33,001,899
	Radio and Television — 6.5%
	Block Communications, Inc.
	826,625	Term Loan, 5.27%, Maturing December 22, 2011	$665,433
	Citadel Broadcasting Corp.
	1,000,000	Term Loan, 5.07%, Maturing June 12, 2014	545,000
	CMP KC, LLC
	966,188	Term Loan, 7.81%, Maturing May 5, 2013	628,215
	CMP Susquehanna Corp.
	1,318,500	Term Loan, 5.17%, Maturing May 5, 2013	593,325

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Emmis Operating Co.
	776,955	Term Loan, 5.54%, Maturing November 2, 2013	$446,749
	Entravision Communications Corp.
	1,245,500	Term Loan, 6.38%, Maturing September 29, 2013	855,244
	Gray Television, Inc.
	1,119,576	Term Loan, 5.04%, Maturing January 19, 2015	638,159
	HIT Entertainment, Inc.
	750,335	Term Loan, 4.80%, Maturing March 20, 2012	468,959
	NEP II, Inc.
	615,619	Term Loan, 6.01%, Maturing February 16, 2014	452,480
	Nexstar Broadcasting, Inc.
	1,776,645	Term Loan, 5.51%, Maturing October 1, 2012	1,234,768
	1,681,269	Term Loan, 5.51%, Maturing October 1, 2012	1,168,482
	NextMedia Operating, Inc.
	171,626	Term Loan, 7.26%, Maturing November 15, 2012	117,564
	76,277	Term Loan, 8.28%, Maturing November 15, 2012	52,250
	PanAmSat Corp.
	2,466,368	Term Loan, 6.65%, Maturing January 3, 2014	2,047,085
	2,465,623	Term Loan, 6.65%, Maturing January 3, 2014	2,046,467
	2,465,623	Term Loan, 6.65%, Maturing January 3, 2014	2,046,467
	Paxson Communications Corp.
	2,500,000	Term Loan, 8.00%, Maturing January 15, 2012	1,387,500
	Raycom TV Broadcasting, LLC
	875,000	Term Loan, 3.69%, Maturing June 25, 2014	721,875
	SFX Entertainment
	1,068,618	Term Loan, 7.02%, Maturing June 21, 2013	860,237
	Sirius Satellite Radio, Inc.
	495,000	Term Loan, 5.44%, Maturing December 19, 2012	297,000
	Tyrol Acquisition 2 SAS
EUR	800,000	Term Loan, 6.50%, Maturing January 19, 2015	621,980
EUR	800,000	Term Loan, 7.40%, Maturing January 19, 2016	621,980
	Univision Communications, Inc.
	3,889,375	Term Loan - Second Lien, 5.50%, Maturing March 29, 2009	3,412,927
	Young Broadcasting, Inc.
	711,113	Term Loan, 6.30%, Maturing November 3, 2012	470,223
			$22,400,369
	Rail Industries — 0.9%
	Kansas City Southern Railway Co.
	1,979,437	Term Loan, 5.21%, Maturing April 26, 2013	$1,712,213
	Rail America, Inc.
	94,240	Term Loan, 7.88%, Maturing August 14, 2009	84,345
	1,455,760	Term Loan, 7.88%, Maturing August 13, 2010	1,302,905
			$3,099,463

	Principal Amount*	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) — 3.9%
	American Achievement Corp.
	340,011	Term Loan, 5.07%, Maturing March 25, 2011	$306,010
	Amscan Holdings, Inc.
	492,500	Term Loan, 5.41%, Maturing May 25, 2013	369,375
	Claire's Stores, Inc.
	345,625	Term Loan, 5.85%, Maturing May 24, 2014	171,516
	Cumberland Farms, Inc.
	1,536,200	Term Loan, 5.26%, Maturing September 29, 2013	1,267,365
	Educate, Inc.
	500,000	Term Loan - Second Lien, 6.01%, Maturing June 14, 2014	350,000
	FTD, Inc.
	1,450,000	Term Loan, 7.85%, Maturing July 31, 2014	1,290,500
	Harbor Freight Tools USA, Inc.
	684,853	Term Loan, 5.43%, Maturing July 15, 2010	493,095
	Josten's Corp.
	1,509,741	Term Loan, 5.17%, Maturing October 4, 2011	1,258,747
	Orbitz Worldwide, Inc.
	1,168,200	Term Loan, 6.39%, Maturing July 25, 2014	750,569
	Oriental Trading Co., Inc.
	1,125,000	Term Loan - Second Lien, 9.12%, Maturing January 31, 2013	468,750
	2,567,412	Term Loan, 5.25%, Maturing July 31, 2013	1,575,749
	Rover Acquisition Corp.
	2,210,625	Term Loan, 5.84%, Maturing October 26, 2013	1,664,601
	Savers, Inc.
	335,787	Term Loan, 6.25%, Maturing August 11, 2012	265,272
	367,348	Term Loan, 6.25%, Maturing August 11, 2012	290,205
	The Yankee Candle Company, Inc.
	3,123,519	Term Loan, 5.76%, Maturing February 6, 2014	2,108,375
	Vivarte
EUR	750,000	Term Loan, 7.20%, Maturing May 29, 2015	416,504
EUR	750,000	Term Loan, 7.70%, Maturing May 29, 2016	416,504
			$13,463,137
	Steel — 0.7%
	Algoma Acquisition Corp.
	1,043,448	Term Loan, 5.50%, Maturing June 20, 2013	$845,193
	Niagara Corp.
	2,004,650	Term Loan, 8.50%, Maturing June 29, 2014	1,383,208
			$2,228,401

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Surface Transport — 0.5%
	Gainey Corp.
	1,217,425	Term Loan, 7.00%, Maturing April 20, 2012(3)	$243,485
	Oshkosh Truck Corp.
	834,234	Term Loan, 4.50%, Maturing December 6, 2013	581,878
	Ozburn-Hessey Holding Co., LLC
	484,666	Term Loan, 6.61%, Maturing August 9, 2012	433,776
	Swift Transportation Co., Inc.
	805,814	Term Loan, 6.06%, Maturing May 10, 2014	467,372
			$1,726,511
	Telecommunications — 7.5%
	Alaska Communications Systems Holdings, Inc.
	985,347	Term Loan, 5.51%, Maturing February 1, 2012	$806,342
	Alltell Communication
	1,488,722	Term Loan, 5.32%, Maturing May 16, 2014	1,420,985
	3,128,450	Term Loan, 5.50%, Maturing May 16, 2015	2,994,515
	Asurion Corp.
	1,900,000	Term Loan, 6.06%, Maturing July 13, 2012	1,421,833
	1,000,000	Term Loan - Second Lien, 10.84%, Maturing January 13, 2013	673,333
	Centennial Cellular Operating Co., LLC
	4,445,833	Term Loan, 5.64%, Maturing February 9, 2011	3,823,417
	CommScope, Inc.
	2,128,161	Term Loan, 6.10%, Maturing November 19, 2014	1,638,684
	FairPoint Communications, Inc.
	4,425,000	Term Loan, 5.75%, Maturing March 31, 2015	3,125,156
	Intelsat Subsidiary Holding Co.
	955,500	Term Loan, 6.65%, Maturing July 3, 2013	791,871
	Iowa Telecommunications Services
	1,616,000	Term Loan, 5.40%, Maturing November 23, 2011	1,296,840
	IPC Systems, Inc.
	1,086,250	Term Loan, 6.01%, Maturing May 31, 2014	562,134
	500,000	Term Loan - Second Lien, 9.01%, Maturing May 31, 2015	210,000
	Macquarie UK Broadcast Ventures, Ltd.
GBP	754,894	Term Loan, 7.67%, Maturing December 26, 2014	952,169
	NTelos, Inc.
	1,162,789	Term Loan, 5.37%, Maturing August 24, 2011	1,000,967
	Palm, Inc.
	767,250	Term Loan, 7.27%, Maturing April 24, 2014	429,660
	Stratos Global Corp.
	987,000	Term Loan, 6.26%, Maturing February 13, 2012	814,275
	Telesat Canada, Inc.
	598,402	Term Loan, 6.34%, Maturing October 22, 2014	458,276
	51,395	Term Loan, 6.59%, Maturing October 22, 2014	39,360

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Trilogy International Partners
	850,000	Term Loan, 7.26%, Maturing June 29, 2012	$514,250
	Windstream Corp.
	3,051,282	Term Loan, 6.05%, Maturing July 17, 2013	2,667,202
			$25,641,269
	Utilities — 1.7%
	AEI Finance Holding, LLC
	269,751	Revolving Loan, 5.66%, Maturing March 30, 2012	$179,385
	1,945,293	Term Loan, 6.76%, Maturing March 30, 2014	1,293,620
	Astoria Generating Co.
	1,000,000	Term Loan - Second Lien, 6.96%, Maturing August 23, 2013	777,500
	BRSP, LLC
	1,721,685	Term Loan, 5.86%, Maturing July 13, 2009	1,229,972
	Electricinvest Holding Co.
EUR	476,616	Term Loan, 8.94%, Maturing October 24, 2012	481,421
GBP	480,000	Term Loan, 10.10%, Maturing October 24, 2012	612,197
	Pike Electric, Inc.
	146,240	Term Loan, 6.13%, Maturing July 1, 2012	137,466
	339,771	Term Loan, 5.81%, Maturing December 10, 2012	319,385
	TXU Texas Competitive Electric Holdings Co., LLC
	340,241	Term Loan, 6.44%, Maturing October 10, 2014	265,643
	833,962	Term Loan, 6.66%, Maturing October 10, 2014	654,197
			$5,950,786
Total Senior Floating-Rate Interests (identified cost $791,292,149)			$571,022,131
	Corporate Bonds & Notes — 9.8%
	Principal Amount (000's omitted)	Security	Value
	Aerospace and Defense — 0.1%
	Alion Science and Technologies Corp.
	$145	10.25%, 2/1/15	$80,475
	DRS Technologies, Inc., Sr. Sub. Notes
	80	7.625%, 2/1/18	79,600
	Hawker Beechcraft Acquisition
	175	9.75%, 4/1/17	98,875
	Vought Aircraft Industries, Inc., Sr. Notes
	85	8.00%, 7/15/11	64,175
			$323,125

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount (000's omitted)	Security	Value
	Air Transport — 0.0%
	Continental Airlines
	$209	7.033%, 6/15/11	$142,431
			$142,431
	Automotive — 0.1%
	Altra Industrial Motion, Inc.
	$335	9.00%, 12/1/11	$303,175
	American Axle & Manufacturing, Inc.
	135	7.875%, 3/1/17	42,525
	Commercial Vehicle Group, Inc., Sr. Notes
	100	8.00%, 7/1/13	64,500
	General Motors Corp., Sr. Notes
	95	7.20%, 1/15/11	38,712
	Tenneco, Inc., Sr. Notes
	40	8.125%, 11/15/15	21,000
			$469,912
	Broadcast Radio and Television — 0.0%
	Warner Music Group, Sr. Sub. Notes
	$85	7.375%, 4/15/14	$53,125
			$53,125
	Brokers / Dealers / Investment Houses — 0.0%
	Nuveen Investments, Inc., Sr. Notes
	$115	10.50%, 11/15/15(6)	$31,625
			$31,625
	Building and Development — 0.6%
	Grohe Holding of GmbH, Variable Rate,
EUR	2,000	8.193%, 1/15/14	$1,414,750
	Panolam Industries International, Sr. Sub. Notes
	$425	10.75%, 10/1/13	257,125
	Ply Gem Industries, Inc., Sr. Notes
	240	11.75%, 6/15/13(6)	159,600
	Texas Industries Inc., Sr. Notes
	115	7.25%, 7/15/13(6)	90,850
			$1,922,325

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services — 0.4%
Affinion Group, Inc.
$95	10.125%, 10/15/13	$66,975
205	11.50%, 10/15/15	124,025
Ceridian Corp., Sr. Notes
275	11.25%, 11/15/15(6)	171,875
Education Management, LLC, Sr. Notes
415	8.75%, 6/1/14	305,025
MediMedia USA, Inc., Sr. Sub. Notes
170	11.375%, 11/15/14(6)	136,850
Travelport, LLC
380	9.875%, 9/1/14	182,400
30	11.875%, 9/1/16	12,150
West Corp.
380	9.50%, 10/15/14	209,000
		$1,208,300
Cable and Satellite Television — 0.1%
Cablevision Systems Corp., Sr. Notes, Series B
$140	8.00%, 4/15/12	$118,475
Kabel Deutschland GmbH
190	10.625%, 7/1/14	160,550
Mediacom Broadband Group Corp., LLC, Sr. Notes
120	8.50%, 10/15/15	89,400
National Cable PLC
40	8.75%, 4/15/14	28,200
		$396,625
Chemicals and Plastics — 0.2%
CII Carbon, LLC
$185	11.125%, 11/15/15(6)	$171,125
Nova Chemicals Corp., Sr. Notes, Variable Rate
195	5.953%, 11/15/13	131,625
Reichhold Industries, Inc., Sr. Notes
445	9.00%, 8/15/14(6)	389,375
Solo Cup Co.
25	8.50%, 2/15/14	16,875
		$709,000
Clothing / Textiles — 0.4%
Levi Strauss & Co., Sr. Notes
$535	9.75%, 1/15/15	$377,175
75	8.875%, 4/1/16	49,500

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles (continued)
Oxford Industries, Inc., Sr. Notes
$790	8.875%, 6/1/11	$651,750
Perry Ellis International, Inc., Sr. Sub. Notes
360	8.875%, 9/15/13	279,000
		$1,357,425
Commercial Services — 0.1%
Environmental System Products Holdings, Inc., Jr. Notes (PIK)
$3,366	18.00%, 3/31/15(4)	$269,280
		$269,280
Conglomerates — 0.1%
RBS Global & Rexnord Corp.
$175	9.50%, 8/1/14	$121,625
155	11.75%, 8/1/16	102,300
		$223,925
Containers and Glass Products — 0.9%
Berry Plastics Corp., Sr. Notes, Variable Rate
$2,000	9.503%, 2/15/15	$1,510,000
Intertape Polymer US, Inc., Sr. Sub. Notes
310	8.50%, 8/1/14	249,550
Pliant Corp. (PIK)
1,438	11.625%, 6/15/09	1,007,670
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
425	8.00%, 3/15/17	210,375
Stone Container Corp., Sr. Notes
80	8.375%, 7/1/12	41,200
		$3,018,795
Ecological Services and Equipment — 0.1%
Waste Services, Inc., Sr. Sub. Notes
$440	9.50%, 4/15/14	$354,200
		$354,200
Electronics / Electrical — 0.3%
Advanced Micro Devices, Inc., Sr. Notes
$220	7.75%, 11/1/12	$139,150
Amkor Technologies, Inc., Sr. Notes
40	7.125%, 3/15/11	29,550
50	7.75%, 5/15/13	31,188
190	9.25%, 6/1/16	114,000

Principal Amount (000's omitted)	Security	Value
Avago Technologies Finance
$170	10.125%, 12/1/13	$143,650
215	11.875%, 12/1/15	175,225
First Data Corp.
230	9.875%, 9/24/15	148,350
NXP BV/NXP Funding, LLC, Variable Rate
775	7.503%, 10/15/13	343,906
		$1,125,019
Equipment Leasing — 0.0%
Hertz Corp.
$25	8.875%, 1/1/14	$18,375
		$18,375
Financial Intermediaries — 0.4%
Ford Motor Credit Co.
$345	7.375%, 10/28/09	$286,446
Ford Motor Credit Co., Sr. Notes
440	5.70%, 1/15/10	326,693
415	7.875%, 6/15/10	278,922
15	9.875%, 8/10/11	9,457
480	12.00%, 5/15/15	305,134
General Motors Acceptance Corp., Variable Rate
110	4.054%, 5/15/09	95,867
		$1,302,519
Food Products — 0.1%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$520	11.50%, (0.00% until 11/1/08), 11/1/11	$452,400
		$452,400
Food Service — 0.2%
Aramark Services, Inc.
$135	8.50%, 2/1/15	$116,100
El Pollo Loco, Inc.
370	11.75%, 11/15/13	305,250
NPC International, Inc., Sr. Sub. Notes
340	9.50%, 5/1/14	212,500
		$633,850

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food / Drug Retailers — 0.2%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
$665	7.584%, 3/15/14	$415,625
General Nutrition Center, Sr. Sub. Notes
385	10.75%, 3/15/15	240,625
		$656,250
Forest Products — 0.3%
Georgia-Pacific Corp.
$5	9.50%, 12/1/11	$4,300
Jefferson Smurfit Corp., Sr. Notes
200	8.25%, 10/1/12	103,000
75	7.50%, 6/1/13	37,875
NewPage Corp.
520	10.00%, 5/1/12	356,200
345	12.00%, 5/1/13	205,275
NewPage Corp., Variable Rate
135	9.051%, 5/1/12	95,175
Verso Paper Holdings, LLC/Verso Paper, Inc.
265	11.375%, 8/1/16	107,325
		$909,150
Healthcare — 0.8%
Accellent, Inc.
$285	10.50%, 12/1/13	$212,325
Advanced Medical Optics, Inc., Sr. Sub. Notes
70	7.50%, 5/1/17	46,550
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
325	10.00%, 2/15/15	313,625
DJO Finance, LLC/DJO Finance Corp.
190	10.875%, 11/15/14	153,900
HCA, Inc.
135	9.125%, 11/15/14	116,437
395	9.25%, 11/15/16	336,737
MultiPlan Inc., Sr. Sub. Notes
485	10.375%, 4/15/16(6)	448,625
National Mentor Holdings, Inc.
315	11.25%, 7/1/14	291,375
Res-Care, Inc., Sr. Notes
195	7.75%, 10/15/13	176,475
US Oncology, Inc.
265	9.00%, 8/15/12	221,275
515	10.75%, 8/15/14	404,275
		$2,721,599

Principal Amount (000's omitted)	Security	Value
Home Furnishings — 0.0%
Interline Brands, Inc., Sr. Sub. Notes
$115	8.125%, 6/15/14	$89,125
		$89,125
Industrial Equipment — 0.1%
Chart Industries, Inc., Sr. Sub. Notes
$195	9.125%, 10/15/15	$162,825
ESCO Corp., Sr. Notes
145	8.625%, 12/15/13(6)	116,725
ESCO Corp., Sr. Notes, Variable Rate
145	6.694%, 12/15/13(6)	110,925
		$390,475
Insurance — 0.0%
Alliant Holdings I, Inc.
$100	11.00%, 5/1/15(6)	$81,500
		$81,500
Leisure Goods / Activities / Movies — 0.3%
Bombardier, Inc., Sr. Notes
$130	8.00%, 11/15/14(6)	$111,800
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
195	12.50%, 4/1/13(3)(6)	39,000
HRP Myrtle Beach Operations, LLC/ HRP Myrtle Beach Capital Corp., Variable Rate
360	0.00%, 4/1/12(3)(6)	162,900
Marquee Holdings, Inc., Sr. Disc. Notes
665	9.505%, 8/15/14	402,325
Royal Caribbean Cruises, Sr. Notes
95	7.00%, 6/15/13	66,500
35	6.875%, 12/1/13	23,625
25	7.25%, 6/15/16	16,125
50	7.25%, 3/15/18	32,250
Ticketmaster, Sr. Notes
185	10.75%, 8/1/16(6)	156,325
Universal City Development Partners, Sr. Notes
240	11.75%, 4/1/10	192,600
		$1,203,450
Lodging and Casinos — 0.9%
Buffalo Thunder Development Authority
$480	9.375%, 12/15/14(6)	$170,400
CCM Merger, Inc.
325	8.00%, 8/1/13(6)	193,375

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Chukchansi EDA, Sr. Notes, Variable Rate
$280	6.328%, 11/15/12(6)	$149,800
Fontainebleau Las Vegas Casino, LLC
485	10.25%, 6/15/15(6)	67,900
Galaxy Entertainment Finance
300	9.875%, 12/15/12(6)	115,500
Greektown Holdings, LLC, Sr. Notes
95	10.75%, 12/1/13(3)(6)	20,900
Host Hotels and Resorts, LP, Sr. Notes
240	6.75%, 6/1/16	175,200
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
165	11.00%, 11/1/12(6)	83,325
Inn of the Mountain Gods, Sr. Notes
500	12.00%, 11/15/10	222,500
Majestic HoldCo, LLC
140	12.50%, 10/15/11(6)	875
MGM Mirage, Inc.
20	7.50%, 6/1/16	11,900
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
140	8.00%, 4/1/12	103,600
215	7.125%, 8/15/14	130,075
230	6.875%, 2/15/15	134,550
OED Corp./Diamond Jo, LLC
475	8.75%, 4/15/12	331,312
Pinnacle Entertainment, Inc., Sr. Sub. Notes
25	8.25%, 3/15/12	17,437
140	7.50%, 6/15/15	88,200
Pokagon Gaming Authority, Sr. Notes
102	10.375%, 6/15/14(6)	93,330
San Pasqual Casino
110	8.00%, 9/15/13(6)	85,250
Scientific Games Corp.
60	7.875%, 6/15/16(6)	46,200
Seminole Hard Rock Entertainment, Variable Rate
175	5.319%, 3/15/14(6)	116,375
Trump Entertainment Resorts, Inc.
70	8.50%, 6/1/15(3)	18,375
Tunica-Biloxi Gaming Authority, Sr. Notes
310	9.00%, 11/15/15(6)	272,025
Waterford Gaming, LLC, Sr. Notes
307	8.625%, 9/15/14(6)	216,315
Wynn Las Vegas, LLC
390	6.625%, 12/1/14	289,575
		$3,154,294

Principal Amount (000's omitted)	Security	Value
Nonferrous Metals / Minerals — 0.3%
Aleris International, Inc., Sr. Notes
$490	9.00%, 12/15/14	$171,500
FMG Finance PTY, Ltd.
675	10.625%, 9/1/16(6)	465,750
Freeport-McMoran C and G, Sr. Notes
195	8.375%, 4/1/17	153,287
		$790,537
Oil and Gas — 1.0%
Allis-Chalmers Energy, Inc., Sr. Notes
$425	9.00%, 1/15/14	$278,375
Cimarex Energy Co., Sr. Notes
120	7.125%, 5/1/17	96,600
Clayton Williams Energy, Inc.
175	7.75%, 8/1/13	108,500
Compton Pet Finance Corp.
360	7.625%, 12/1/13	210,600
Denbury Resources, Inc., Sr. Sub. Notes
50	7.50%, 12/15/15	35,000
El Paso Corp., Sr. Notes
225	9.625%, 5/15/12	205,047
Encore Acquisition Co., Sr. Sub. Notes
155	7.25%, 12/1/17	102,688
Forbes Energy Services, Sr. Notes
310	11.00%, 2/15/15	217,000
OPTI Canada, Inc., Sr. Notes
95	7.875%, 12/15/14	57,475
180	8.25%, 12/15/14	108,000
Parker Drilling Co., Sr. Notes
100	9.625%, 10/1/13	84,000
Petrohawk Energy Corp., Sr. Notes
795	9.125%, 7/15/13	616,125
120	7.875%, 6/1/15(6)	81,900
Petroleum Development Corp., Sr. Notes
115	12.00%, 2/15/18	89,125
Petroplus Finance, Ltd.
465	7.00%, 5/1/17(6)	306,900
Plains Exploration & Production Co.
175	7.00%, 3/15/17	115,500
Quicksilver Resources, Inc.
25	8.25%, 8/1/15	17,500
290	7.125%, 4/1/16	187,050
Sandridge Energy, Inc., Sr. Notes
290	8.00%, 6/1/18(6)	194,300
SemGroup L.P., Sr. Notes
540	8.75%, 11/15/15(3)(6)	35,100

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
SESI, LLC, Sr. Notes
$60	6.875%, 6/1/14	$50,700
Stewart & Stevenson, LLC, Sr. Notes
415	10.00%, 7/15/14	313,325
VeraSun Energy Corp.
105	9.875%, 12/15/12	43,575
		$3,554,385
Publishing — 0.2%
Dex Media West/Finance, Series B
$112	9.875%, 8/15/13	$42,280
Harland Clarke Holdings
70	9.50%, 5/15/15	33,950
Nielsen Finance, LLC
620	10.00%, 8/1/14	452,600
145	12.50%, (0.00% until 8/1/11), 8/1/16	56,550
Reader's Digest Association, Inc. (The), Sr. Sub. Notes
595	9.00%, 2/15/17	171,063
		$756,443
Rail Industries — 0.2%
American Railcar Industry, Sr. Notes
$175	7.50%, 3/1/14	$139,125
Kansas City Southern Mexico, Sr. Notes
280	7.625%, 12/1/13	220,500
100	7.375%, 6/1/14	78,750
190	8.00%, 6/1/15	157,225
		$595,600
Retailers (Except Food and Drug) — 0.4%
Amscan Holdings, Inc., Sr. Sub. Notes
$400	8.75%, 5/1/14	$262,000
Neiman Marcus Group, Inc.
515	9.00%, 10/15/15	355,350
190	10.375%, 10/15/15	127,300
Sally Holdings, LLC
40	9.25%, 11/15/14	32,200
Toys "R" Us
225	7.375%, 10/15/18	118,125
Yankee Acquisition Corp., Series B
545	8.50%, 2/15/15	310,650
		$1,205,625

Principal Amount (000's omitted)	Security	Value
Steel — 0.1%
RathGibson, Inc., Sr. Notes
$445	11.25%, 2/15/14	$302,600
Steel Dynamics, Inc., Sr. Notes
205	7.375%, 11/1/12	153,494
		$456,094
Surface Transport — 0.1%
CEVA Group, PLC, Sr. Notes
$210	10.00%, 9/1/14(6)	$152,250
		$152,250
Telecommunications — 0.6%
Centennial Cellular Operating Co./ Centennial Communication Corp., Sr. Notes
$195	10.125%, 6/15/13	$173,550
Digicel Group, Ltd., Sr. Notes
300	9.25%, 9/1/12(6)	235,500
215	8.875%, 1/15/15(6)	121,475
667	9.125%, 1/15/15(6)	376,855
Nortel Networks, Ltd.
520	10.75%, 7/15/16(6)	276,900
Qwest Corp., Sr. Notes, Variable Rate
925	6.069%, 6/15/13	675,250
Windstream Corp., Sr. Notes
190	8.125%, 8/1/13	157,225
60	8.625%, 8/1/16	45,600
Windstream Regatta Holdings, Inc., Sr. Sub. Notes
90	11.00%, 12/1/17(6)	42,750
		$2,105,105
Utilities — 0.2%
AES Corp.
$55	8.00%, 10/15/17	$42,625
Dynegy Holdings, Inc., Sr. Notes
30	7.75%, 6/1/19	20,250
Edison Mission Energy, Sr. Notes
25	7.50%, 6/15/13	21,188
NGC Corp.
390	7.625%, 10/15/26	177,450
NRG Energy, Inc.
165	7.25%, 2/1/14	144,788
355	7.375%, 1/15/17	307,963

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
Reliant Energy, Inc., Sr. Notes
$20	7.625%, 6/15/14	$15,500
		$729,764
Total Corporate Bonds & Notes (identified cost $49,494,353)		$33,563,902
Asset Backed Securities — 1.2%
Principal Amount (000's omitted)	Security	Value
$607	Alzette European CLO SA, Series 2004-1A, Class E2, 11.86%, 12/15/20(6)(7)	$429,392
760	Avalon Capital Ltd. 3, Series 1A, Class D, 4.761%, 2/24/19(6)(7)	297,388
1,000	Babson Ltd., Series 2005-1A, Class C1, 6.703%, 4/15/19(6)(7)	344,200
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 6.803%, 1/15/19(6)(7)	360,200
1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 5.253%, 8/11/16(6)(7)	409,600
1,000	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 8.315%, 3/8/17(7)	438,500
750	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 9.30%, 7/17/19(6)(7)	229,050
750	Comstock Funding Ltd., Series 2006-1A, Class D, 6.899%, 5/30/20(6)(7)	205,800
1,500	Dryden Leveraged Loan, Series 2004-6A, Class C1, 5.346%, 7/30/16(6)(7)	554,700
1,000	First CLO, Ltd., Series 2004- 1A1, Class C, 5.207%, 7/27/16(6)(7)	406,700
1,000	Schiller Park CLO Ltd., Series 2007-1A, Class D, 4.67%, 4/25/21(6)(7)	288,200
Total Asset Backed Securities (identified cost $10,121,764)		$3,963,730

Convertible Preferred Stocks — 0.0%
Shares	Security	Value
Telecommunications — 0.0%
484	Crown Castle International Corp., 6.25% (PIK)	$18,120
Total Convertible Preferred Stocks (identified cost $23,003)		$18,120
Common Stocks — 0.0%
Shares	Security	Value
Commercial Services — 0.0%
6,211	Environmental Systems Products Holdings, Inc.(4)(8)(9)	$0
Total Common Stocks (identified cost $0)		$0
Preferred Stocks — 0.0%
Shares	Security	Value
Commercial Services — 0.0%
2,845	Environmental Systems Products Holdings, Inc., Series A(4)(8)(9)	$65,350
Total Preferred Stocks (identified cost $49,788)		$65,350
Miscellaneous — 0.0%
Shares	Security	Value
1,000,000	Delta Air Lines, Inc., Escrow Certificate(8)	$23,750
Total Miscellaneous (identified cost $0)		$23,750

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 2.4%
Interest (000's omitted)	Description	Value
$8,296	Cash Management Portfolio, 1.90%(10)	$8,296,200
Total Short-Term Investments (identified cost $8,296,200)		$8,296,200
Total Investments — 180.2% (identified cost $859,277,257)		$616,953,183
Less Unfunded Loan Commitments — (1.1)%		$(3,608,860)
Net Investments — 179.1% (identified cost $855,668,397)		$613,344,323
Other Assets, Less Liabilities — (40.7)%		$(139,355,781)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (38.4)%		$(131,531,342)
Net Assets Applicable to Common Shares — 100.0%		$342,457,200

DIP - Debtor in Possession

PIK - Payment In Kind

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $9,825,580 or 2.9% of the Trust's net assets.

(7)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(8)  Non-income producing security.

(9)  Restricted security.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $847,372,197)	$605,048,123
Affiliated investment, at value (identified cost, $8,296,200)	8,296,200
Cash	3,021,349
Foreign currency, at value (identified cost, $58,738)	57,678
Receivable for investments sold	6,901,690
Dividends and interest receivable	6,174,722
Interest receivable from affiliated investment	12,441
Receivable for closed swap contracts (net of unrealized depreciation of $8,978)	2,022
Receivable for open forward foreign currency contracts	777,274
Prepaid expenses	2,391,647
Total assets	$632,683,146
Liabilities
Notes payable	$154,200,000
Payable for investments purchased	3,001,722
Payable to affiliate for investment adviser fee	369,006
Payable to affiliate for Trustees' fees	1,603
Accrued expenses	1,122,273
Total liabilities	$158,694,604
Auction preferred shares (5,252 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,531,342
Net assets applicable to common shares	$342,457,200
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 33,600,821 shares issued and outstanding	$336,008
Additional paid-in capital	662,045,027
Accumulated net realized loss (computed on the basis of identified cost)	(78,504,444)
Net unrealized depreciation (computed on the basis of identified cost)	(241,419,391)
Net assets applicable to common shares	$342,457,200
Net Asset Value Per Common Share
($342,457,200 ÷ 33,600,821 common shares issued and outstanding)	$10.19

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest	$65,841,150
Dividends	1,053,291
Interest income allocated from affiliated investment	456,779
Expenses allocated from affiliated investment	(63,646)
Total investment income	$67,287,574
Expenses
Investment adviser fee	$6,806,670
Trustees' fees and expenses	20,400
Preferred shares service fee	598,515
Legal and accounting services	273,550
Custodian fee	225,402
Printing and postage	144,568
Transfer and dividend disbursing agent fees	30,308
Interest expense and fees	5,188,310
Miscellaneous	135,053
Total expenses	$13,422,776
Deduct — Reduction of investment adviser fee	$2,074,576
Reduction of custodian fee	1,377
Total expense reductions	$2,075,953
Net expenses	$11,346,823
Net investment income	$55,940,751
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(43,985,963)
Swap contracts	32,644
Foreign currency and forward foreign currency exchange contract transactions	7,482,710
Net realized loss	$(36,470,609)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(221,958,145)
Swap contracts	(58,375)
Foreign currency and forward foreign currency exchange contracts	1,493,674
Net change in unrealized appreciation (depreciation)	$(220,522,846)
Net realized and unrealized loss	$(256,993,455)
Distributions to preferred shareholders
From net investment income	(12,333,061)
Net decrease in net assets from operations	$(213,385,765)

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$55,940,751	$73,053,413
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(36,470,609)	(4,840,013)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(220,522,846)	(24,014,466)
Distributions to preferred shareholders from net investment income	(12,333,061)	(21,281,589)
Net increase (decrease) in net assets from operations	$(213,385,765)	$22,917,345
Distributions to common shareholders — From net investment income	$(38,359,137)	$(51,735,131)
Tax return of capital	(4,011,498)	(1,005,278)
Total distributions to common shareholders	$(42,370,635)	$(52,740,409)
Capital share transactions — Reinvestment of distributions to common shareholders	$—	$2,111,209
Total increase in net assets from capital share transactions	$—	$2,111,209
Net decrease in net assets	$(255,756,400)	$(27,711,855)
Net Assets Applicable to Common Shares
At beginning of year	$598,213,600	$625,925,455
At end of year	$342,457,200	$598,213,600

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2008
Net decrease in net assets from operations	$(213,385,765)
Distributions to preferred shareholders	12,333,061
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(201,052,704)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(191,193,534)
Investments sold and principal repayments	310,711,073
Decrease in short-term investments, net	2,778,454
Net amortization of premium (discount)	(1,528,781)
Amortization of structuring fee on notes payable	287,732
Increase in receivable for investments sold	(4,993,512)
Decrease in dividends and interest receivable	2,664,419
Decrease in interest receivable from affiliated investment	44,559
Decrease in receivable for open swap contracts	49,397
Increase in receivable for closed swap contracts	(2,022)
Increase in receivable for open forward foreign currency contracts	(777,256)
Decrease in prepaid expenses	24,598
Decrease in payable to affiliate for investment adviser fee	(136,720)
Decrease in payable to affiliate for Trustees' fees	(499)
Decrease in payable for investments purchased	(14,550,952)
Decrease in payable for open forward foreign currency contracts	(453,291)
Decrease in unfunded loan commitments	(5,291,960)
Increase in accrued expenses	783,401
Net change in unrealized (appreciation) depreciation on investments	221,958,145
Net realized (gain) loss on investments	43,985,963
Net cash provided by operating activities	$163,306,510
Cash Flows From Financing Activities
Cash distributions paid to common shareholders, net of reinvestments	$(42,370,635)
Liquidation of auction preferred shares	(262,700,000)
Distributions to preferred shareholders	(12,777,363)
Proceeds from notes payable	262,700,000
Repayments of notes payable	(108,500,000)
Payment of structuring fee on notes payable	(2,627,000)
Net cash used in financing activities	$(166,274,998)
Net decrease in cash	$(2,968,488)
Cash at beginning of year(1)	$6,047,515
Cash at end of year(1)	$3,079,027
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$4,520,569

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,				Period Ended
	2008	2007	2006	2005	October 31, 2004(1)
Net asset value — Beginning of period (Common shares)	$17.800	$18.690	$18.740	$18.970	$19.100	(3)
Income (loss) from operations
Net investment income(2)	$1.665	$2.177	$2.053	$1.547	$0.968
Net realized and unrealized gain (loss)	(7.647)	(0.861)	(0.026)	(0.193)	0.080
Distributions to preferred shareholders from net investment income(2)	(0.367)	(0.634)	(0.558)	(0.354)	(0.132)
Total income (loss) from operations	$(6.349)	$0.682	$1.469	$1.000	$0.916
Less distributions to common shareholders
From net investment income	$(1.142)	$(1.542)	$(1.519)	$(1.230)	$(0.900)
Tax return of capital	(0.119)	(0.030)	—	—	—
Total distributions to common shareholders	$(1.261)	$(1.572)	$(1.519)	$(1.230)	$(0.900)
Preferred and Common shares offering costs charged to paid-in capital(2)	$—	$—	$—	$—	$(0.027)
Preferred shares underwriting discounts(2)	$—	$—	$—	$—	$(0.119)
Net asset value — End of period (Common shares)	$10.190	$17.800	$18.690	$18.740	$18.970
Market value — End of period (Common shares)	$9.480	$16.200	$18.240	$17.210	$19.940
Total Investment Return on Net Asset Value(4)	(37.33)%	3.93%	8.47%	5.57%	4.13	%(5)(14)
Total Investment Return on Market Value(4)	(35.90)%	(3.13)%	15.27%	(7.77)%	9.45	%(5)(14)

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,				Period Ended
	2008	2007	2006	2005	October 31, 2004(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$342,457	$598,214	$625,925	$627,586	$633,584
Ratios (As a percentage of average daily net assets applicable to common shares):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	1.18%	1.18%	1.17%	1.16%	1.08	%(8)
Interest and fee expense(12)	0.99%	—	—	—	—
Total expenses	2.17%	1.18%	1.17%	1.16%	1.08	%(8)
Net investment income	10.66%	11.79%	10.95%	8.18%	5.51	%(8)
Portfolio Turnover	21%	58%	51%	64%	95	%(14)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:

Ratios (As a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	0.68%	0.72%		0.72%		0.72%		0.71	%(8)
Interest and fee expense(12)	0.57%	—		—		—		—
Total expenses	1.25%	0.72%		0.72%		0.72%		0.71	%(8)
Net investment income	6.12%	7.21%		6.73%		5.04%		3.63	%(8)
Senior Securities:
Total notes payable outstanding (in 000's)	$154,200	$—		$—		$—		$—
Asset coverage per $1,000 of notes payable(13)	$4,074	$—		$—		$—		$—
Total preferred shares outstanding	5,252	15,760		15,760		15,760		15,760
Asset coverage per preferred share	$55,060 (9)	$63,001	(11)	$64,753	(11)	$64,853	(11)	$65,223	(11)
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000		$25,000		$25,000		$25,000
Approximate market value per preferred share(10)	$25,000	$25,000		$25,000		$25,000		$25,000

(1)  For the period from the start of business, November 28, 2003, to October 31, 2004.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)  Annualized.

(9)  Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 220% at October 31, 2008.

(10)  Plus accumulated and unpaid dividends.

(11)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing the result by the number of preferred shares outstanding.

(12)  Interest and fee expense relates to the notes payable incurred to partially redeem the Trust's APS (see Note 10).

(13)  Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, and dividing the result by the notes payable balance in thousands.

(14)  Not annualized.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Trust may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Trust, for federal income tax purposes, had a capital loss carryforward of $78,071,272 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($5,860,075), October 31, 2013 ($4,807,956), October 31, 2014 ($1,142,602), October 31, 2015 ($2,782,217) and October 31, 2016 ($63,478,422).

As of October 31, 2008, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Trust may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefits from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Trust effectively adds leverage to its portfolio because, in addition to its total net assets, the Trust is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Trust also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Trust segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D, by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the "AA" Financial Composite Commercial Paper Rate on the date of the auction.

During the year ended October 31, 2008, the Trust made a partial redemption of its APS at a liquidation price of $25,000 per share, the financing for which was provided by a committed financing arrangement (see Note 10). The number of APS redeemed and redemption amount (excluding the final dividend payment) during the year ended October 31, 2008 and the number of APS issued and outstanding as of October 31, 2008 are as follows:

	APS Redeemed During the Period	Redemption Amount	APS Issued and Outstanding
Series A	2,627	$65,675,000	1,313
Series B	2,627	65,675,000	1,313
Series C	2,627	65,675,000	1,313
Series D	2,627	65,675,000	1,313

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee equivalent to 0.25% of the liquidation value of the APS to broker-dealers as a service fee.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

Series	APS Dividend Rates at October 31, 2008	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
A	4.74%	$2,962,851	4.36%	3.26	% – 6.04%
B	4.74%	$2,985,040	4.39%	3.26	% – 6.04%
C	4.29%	$3,142,733	4.63%	3.31	% – 6.00%
D	6.04%	$3,242,437	4.77%	3.26	% – 6.04%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of October 31, 2008.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31, 2008	Year Ended October 31, 2007
Distributions declared from:
Ordinary income	$50,692,198	$73,016,720
Tax return of capital	4,011,498	1,005,278

During the year ended October 31, 2008, accumulated undistributed net investment income was decreased by $5,248,553, accumulated net realized loss was increased by $26,899,510, and paid-in-capital was increased by $32,148,063 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, mixed straddles, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(78,071,272)
Unrealized depreciation	$(241,852,563)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, mixed straddle amounts and premium amortization.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Trust's investment of cash therein is credited against the Trust's adviser fee. For the year ended October 31, 2008, the Trust's adviser fee totaled $6,866,822 of which $60,152 was allocated from Cash Management and $6,806,670 was paid or accrued directly by the Trust. EVM also serves as administrator of the Trust, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust's average daily gross assets during the first five full years of the Trust's operations, 0.15% of the Trust's average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $1,837,658 of its adviser fee for the year ended October 31, 2008.

EVM has further agreed to waive its adviser fee to the extent that the cost of the committed financing to partially redeem the APS is greater than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as "incremental cost". Such waiver is calculated as the lesser of 50% of the Trust's adviser fee on assets attributable to the committed financing or the incremental cost and will remain in effect until October 31, 2009. Pursuant to this agreement, EVM waived $236,918 of its adviser fee for the year ended October 31, 2008.

Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $191,193,534 and $310,711,073, respectively, for the year ended October 31, 2008.

6  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended October 31, 2008. Common shares issued pursuant to the Trust's dividend reinvestment plan for the year ended October 31, 2007 were 112,331.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$856,101,569
Gross unrealized appreciation	$—
Gross unrealized depreciation	(242,757,246)
Net unrealized depreciation	$(242,757,246)

8  Restricted Securities

At October 31, 2008, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Description	Date of Acquisition	Shares	Cost		Value
Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	6,211	$0	(1)	$0
Preferred Stocks
Environmental Systems Products Holdings, Series A	10/25/07	2,845	$49,788		$65,350
			$49,788		$65,350

(1) Less than $0.50.

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation
11/28/2008	Euro 23,385,675	United States Dollar 30,287,256	$508,730
11/28/2008	British Pound Sterling 9,005,504	United States Dollar 14,739,939	268,544
			$777,274

At October 31, 2008, the Trust had sufficient cash and/or securities to cover commitments under these securities.

10  Revolving Credit and Security Agreement

Effective April 11, 2008, the Trust entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to an initial limit of $262,700,000 for a period of five years, the proceeds of which were used to partially redeem the Trust's APS (see Note 2). The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Trust should the conduits be unable to place their commercial paper. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust pays a monthly program fee of 1.25% per annum (0.60% per annum prior to October 31, 2008) on its outstanding borrowings to administer the facility and a monthly liquidity fee of 1.25% per annum (0.40% per annum prior to October 31, 2008) on the borrowing limit under the Agreement. The Trust also paid a structuring fee of $2,627,000, which is being amortized to interest expense over a period of five years. The unamortized balance at October 31, 2008 is approximately $2,339,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2008, the Trust had borrowings outstanding under the Agreement of $154,200,000 at an interest rate of 3.67%. For the period from May 6, 2008, the date of the initial draw on the Agreement, through October 31, 2008, the average borrowings and the average interest rate (annualized) were $240,987,011 and 3.04%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12  Concentration of Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

13  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Trust's financial statement disclosures.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the "Fund"), including the portfolio of investments, as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, November 28, 2003, to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers, and selling agent banks; where replies were not received from brokers and selling agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, November 28, 2003, to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 29, 2008. The following action was taken by the shareholders of the Trust:

Item 1: The election of Thomas E. Faust Jr., William H. Park and Ralph F. Verni as Class II Trustees of the Trust, each for a three-year term expiring in 2011:

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	29,664,244	601,376
William H. Park	29,662,976	602,644
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Ralph F. Verni	4,496	218

Eaton Vance Senior Floating-Rate Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Senior Floating-Rate Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2008, our records indicate that there are 14 registered shareholders and approximately 28,361 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Senior Floating-Rate Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee and President	Trustee until 2011. 3 years. Trustee since 2007 and President since 2003.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2009. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2009. 1 year. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2009. 2 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION CONT'D

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on September 29, 2008. The Trust has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2010. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class II Trustee	Trustee until 2011. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter M. Campo 4/9/72	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2003	Vice President EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2003	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

Investment Adviser and Administrator of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Floating-Rate Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

2025-12/08  CE-FLRTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended October 31, 2007 and October 31, 2008 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2007	10/31/2008

Audit Fees	$76,550	$74,725

Audit-Related Fees(1)	$5,150	$23,330

Tax Fees(2)	$11,384	$14,540

All Other Fees(3)	$0	$514

Total	$93,084	$113,109

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

For the fiscal years ended October 31, 2007 and October 31, 2008, the registrant was billed $35,000 and $40,000, respectively, by D&T the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/2007	10/31/2008

Registrant	$16,534	$38,384

Eaton Vance(1)	$286,446	$317,301

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Peter M. Campo, Craig P. Russ and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Campo and Russ are the portfolio managers responsible for the day-to-day management of the Trust’s investments.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group.  Mr. Campo joined Eaton Vance in 2003 and is a Vice President of EVM and BMR.  Mr. Russ has been an Eaton Vance portfolio manager since 2001 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Peter M. Campo
Registered Investment Companies	1	$628.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies**	10	$11,467.5	0	$0
Other Pooled Investment Vehicles	4	$2,343.6	1	$483.9
Other Accounts	5	$4,233.8	0	$0
Craig P. Russ
Registered Investment Companies**	5	$7,714.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*      In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

**   Numbers provided include an investment company structured as a fund of funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Peter M. Campo	None
Scott H. Page	$50,001 - $100,000
Craig P. Russ	None

Potential for Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  EVM has adopted several policies and procedures designed to address these potential conflicts including:  a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock.  EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees.  Compensation of EVM’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:  December 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:  December 12, 2008

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:  December 12, 2008